As filed with the Securities and Exchange Commission on June 16, 2000
File No. 333- File No. 811-

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No.	[ ]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. (Check appropriate box or boxes)	[ ]

Mercury U.S. High Yield Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

800 Scudders Mill Road, Plainsboro, New Jersey 08536 (Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code (609) 282-2800

Terry K. Glenn
Mercury U.S. High Yield Fund, Inc.
800 Scudders Mill Road
Plainsboro, New Jersey 08536
Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:
Counsel for the Company: Leonard B. Mackey, Jr., Esq. CLIFFORD CHANCE ROGERS & WELLS LLP 200 Park Avenue New York, New York 10166	Michael J. Hennewinkel, Esq. FUND ASSET MANAGEMENT L.P. P.O. Box 9011 Princeton, N.J. 08543-9011

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

Title of Securities Being Registered . . . . . . . . . . . . . . Shares of Common Stock (par value $.001 per share)

Master U.S. High Yield Trust has also executed this Registration Statement.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

PROSPECTUS • , 2000

SUBJECT TO COMPLETION PRELIMINARY PROSPECTUS DATED JUNE 16, 2000

Mercury U.S. High Yield Fund, Inc.

“FPO”

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents
PAGE
[ICON]	FUND FACTS
	About Mercury U.S. High Yield Fund, Inc. Risk/Return Bar Chart Fees and Expenses	2 4 5

[ICON]	ABOUT THE DETAILS
	How the Fund Invests Investment Risks	7 9

[ICON]	ACCOUNT CHOICES
	Pricing of Shares How to Buy, Sell, Transfer and Exchange Shares Fee-Based Programs	18 23 27

[ICON]	THE MANAGEMENT TEAM
	Management of the Fund Master/Feeder Structure	29 29

[ICON]	TO LEARN MORE
	Shareholder Reports Statement of Additional Information	Back Cover Back Cover

MERCURY U.S. HIGH YIELD FUND, INC.

[ICON] Fund Facts

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Fixed income securities — Instruments that pay a stated rate of interest or other repayment, including regular debt obligations as well as convertible securities and preferred stock that carries a promised level of dividend payments.

Corporate Bonds and Notes — fixed income debt securities issued by corporations, as distinct from securities issued by a government or its agencies or instrumentalities.

Convertible Securities — fixed income securities, such as corporate bonds or preferred stock, that are exchangeable for shares of common stock of the issuer or another company.

Preferred Stock — class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may also be convertible into common stock.

Foreign Securities — securities issued by a foreign corporation or government, as distinct from securities issued by a U.S. corporation or the U.S. government.

ABOUT MERCURY U.S. HIGH YIELD FUND

What are the Fund’s investment objectives?

The primary investment objective of the Fund is to obtain current income. As a secondary objective, the Fund seeks capital appreciation when consistent with its primary objective.

The Fund’s main goal is current income — it looks for securities that pay interest or dividends. The Fund may also seek growth of capital by looking for investments that will increase in value. However, the Fund’s investments emphasize current income more than growth of capital.

What are the Fund’s main investment strategies?

The Fund invests primarily in a diversified portfolio of fixed income securities, such as corporate bonds and notes, convertible securities and preferred stock that are rated in the lower rating categories of the recognized rating agencies (Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or lower by Standard & Poor’s Ratings Group (“S&P”)) or unrated securities that Fund management believes are of comparable quality. Securities rated below Baa by Moody’s or below BBB by S&Pare commonly known as “junk bonds.” The Fund will invest most of its assets in securities issued by U.S. companies, but may also invest a portion of its assets in foreign securities. In determining which fixed income securities the Fund will invest in, Fund management, in addition to considering ratings, will conduct its own independent credit analysis of the issuers of the securities. For this purpose, Fund management will consider a number of factors, including the financial condition of the issuer, its cash flow and borrowing needs, the value of its assets and the strength of its management. Fund management will also consider general business conditions, including expected changes in the general economy and interest rates and the economic outlook for specific industries.

The Fund invests all of its assets in the Master U.S. High Yield Trust (the “Trust”), a “master” fund that has the same goals as the Fund. All investments will be made at the level of the Trust. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the Trust. For simplicity, this Prospectus uses the term “Fund” to include the underlying Trust in which the Fund invests.

We cannot guarantee that the Fund will achieve its objectives.

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[ICON] Fund Facts

What are the main risks of investing in the Fund?

As with any mutual fund, the value of the Fund’s investments—and therefore the value of Fund shares—may go up or down. These changes may occur in response to interest rate changes or in response to other factors that may affect a particular issuer or obligation. Generally, when interest rates go up, the value of fixed income instruments goes down. The Fund should be considered high risk because it invests primarily in junk bonds. Investing in junk bonds is riskier than investing in higher quality fixed income securities — price fluctuations may be larger and more frequent, and there is greater level of credit risk (that is the risk of losing income or principal). The Fund faces additional risks when it invests in foreign securities, such as changes in foreign currency exchange rates, liquidity risk, and adverse political, social, and economic instability. If the value of the Fund’s investments goes down, you may lose money.

Who should invest?

The Fund may be an appropriate investment for you if you:

•	Are looking for an investment that provides income
•	Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in corporate bonds and other fixed income securities
•	Are willing to accept greater credit risk in return for the possibility of receiving higher current income

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RISK/RETURN BAR CHART

The Fund is newly organized and does not have a performance record. The bar chart and table shown below provide performance information for the Trust. The Trust’s performance record was actually achieved by another mutual fund, Merrill U.S. High Yield Fund, Inc., that has now invested all of its assets in the Trust in connection with its conversion to master/feeder structure.

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The class of shares reflected in the bar chart is similar to Class I shares of the Fund. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual returns for this class of shares for the periods shown with thosed of the CS First Boston High Yield Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Merrill Lynch U.S. High Yield Fund – Class A Annual Total Returns

[The following table represents a bar chart in the printed material.]

1999
4.82%

During the period shown in the bar chart, the highest return for a quarter was 4.51% (quarter ended March 31, 1999) and the lowest return for a quarter was -2.93% (quarter ended September 30, 1999). The Fund’s year-to-date return as of March 31, 2000 was -2.26%.

Average Annual Total Returns* (for the calendar year ended) December 31, 1999	Past One Year	Since Inception

U.S. High Yield Fund — Class A*	0.63%	-0.78	%†
CS First Boston High Yield Index**	3.28%	0.06	%††

U.S. High Yield Fund — Class B*	0.40%	-0.57	%†
CS First Boston High Yield Index**	3.28%	0.06	%††

U.S. High Yield Fund — Class C*	3.05%	0.34	%†
CS First Boston High Yield Index**	3.28%	0.06	%††

U.S. High Yield Fund — Class D*	0.49%	-0.96	%†
CS First Boston High Yield Index**	3.28%	0.06	%††

*	Includes sales charge.
**	This unmanaged market-weighted Index mirrors the high yield debt markets of securities rated BBB or lower. Past performance is not predictive of future performance.
†	Inception date is 05/01/98.
††	Since April 30, 1998.

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UNDERSTANDING EXPENSES
Fund investors pay various expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these fees include sales charges which you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Investment Adviser for managing the Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial consultants, advertising and promotion securities dealers and other financial intermediaries, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers for account maintenance activities.

FEES AND EXPENSES

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial consultant can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment)(a):	Class I		Class A		Class B(b)		Class C

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.25%	(c)	5.25%	(c)	None		None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(d)	None	(d)	4.00%	(c)	1.00%	(c)

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None		None		None		None

Redemption Fee	None		None		None		None

Exchange Fee	None		None		None		None

Annual Fund Operating Expenses (expenses that are deducted from the Fund’s total assets):(e)

Management Fee(f)	0.35%		0.35%		0.35%		0.35%

Distribution and/or Service (12b-1) Fees(g)	None		0.25%		1.00%		1.00%

Other Expenses(h) (including administrative fees)(i)	0.73%		0.73%		0.73%		.0.73%

Total Annual Fund Operating Expenses	1.08%		1.33%		2.08%		2.08%

(a)	In addition, certain securities dealers or other financial intermediaries may charge a fee to process a puchase or sale of shares. See “How to Buy, Sell, Transfer and Exchange Shares — If you want to — Buy Shares” and “Sell Your Shares.”
(b)	Class B shares automatically convert to Class A shares about eight years after you buy them and will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in the sales charge (load).
(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(e)	The fees and expenses include the expenses of both the Fund and the Trust in which it invests.
(f)	Paid by the Trust.
(g)	The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other materials. If you hold Class B or C shares for a long time it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes. Class B and C shares pay a Distribution Fee of 0.75% and a Service (Account Maintenance) Fee of 0.25%. Class A shares pay only a Service (Account Maintenance) Fee of 0.25%.

(Footnotes continued on next page)

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[ICON] Fund Facts

(Footnotes continued from previous page)
(h)	Based on estimated amounts for the current fiscal year. The Fund pays the Transfer Agent a fee for each shareholder account and reimburses it for out-of-pocket expenses. The fee ranges from $11.00 to $23.00 per account (depending on the level of services required), but is set at 0.10% for certain accounts that participate in certain fee-based programs. The Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the calendar year. The fee begins the month following the month the account is closed and ends at the end of the calendar year. The Investment Adviser provides accounting services to the Trust at its cost.
(i)	Includes administrative fees, which are payable to the Investment Adviser by the Fund, at the annual rate of 0.25%.

Example:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses if you did redeem your shares:

	Class I	Class A	Class B	Class C

One Year	$629	$653	$611	$311

Three Years	$850	$924	$952	$652

Expenses if you did not redeem your shares:

	Class I	Class A	Class B	Class C

One Year	$629	$653	$211	$211

Three Years	$850	$924	$652	$652

6	MERCURY U.S. HIGH YIELD FUND, INC.

[ICON] About the Details

About the Portfolio Managers — Vincent T. Lathbury and Aldona Schwartz are primarily responsible for the management of the Fund.

Mr. Lathbury is a Senior Vice President and a portfolio manager of the Fund. Mr. Lathbury has been a First Vice President of Merrill Lynch Asset Management since 1997 and was a Vice President from 1982 to 1997.

Ms. Schwartz is a Vice President and a portfolio manager of the Fund. Ms. Schwartz has been a Director (Global Fixed Income) of Merrill Lynch Asset Management since 1999 and was a Vice President from 1990 to 1999.

About the Investment Adviser — The Fund is managed by Fund Asset Management, L.P.

Yield — the income generated by an investment in the Fund.

Corporate Loans — loans made by commercial banks and other financial institutions to corporate borrowers.

Distressed securities — securities, including corporate loans, that are subject to bankruptcy proceedings or otherwise in default or at risk of being in default at the time they are acquired.

HOW THE FUND INVESTS

The Fund’s main objective is current income. The Fund also seeks growth of capital when consistent with its primary objective of current income. The Fund invests primarily in a diversified portfolio of fixed income securities, such as corporate bonds and notes, convertible securities and preferred stock.

The Fund normally expects to invest over 90% of its assets in fixed income securities, and will primarily invest in fixed income securities rated in the lower rating categories of the established rating services (Baa or lower by Moody’s or BBB or lower by S&P) or in unrated securities that Fund management believes are of comparable quality. In addition, as a matter of investment policy, the Fund will invest at least 65% of its assets in corporate bonds or notes rated below investment grade, (below Baa by Moody’s or below BBB by S&P) or unrated securities that Fund management believes are of comparable quality. Securities rated below investment grade are commonly called “junk bonds.” The Fund may invest up to 100% of its assets in junk bonds. Although junk bonds generally have higher yields than higher-rated securities, they are high risk investments that may not pay interest or return principal as scheduled.The Fund may buy higher-rated securities when Fund management believes the Fund can achieve a substantial reduction in risk of loss with only a relatively small decrease in yield.

The Fund may also invest up to:

•	15% of its assets in secondary market purchases of corporate loans,
•	10% of its assets in distressed securities,
•	10% of its assets in foreign securities, and
•	15% of its assets in illiquid securities.

The Fund does not intend to invest in common stock or other equity securities. However, the Fund may acquire and hold equity securities offered as part of a unit in conjunction with fixed income securities or in connection with a conversion or exchange of fixed income securities.

Other than with respect to distressed securities, the Fund does not intend to invest in securities in the lowest rating categories (Ca or below for Moody’s and CC or below for S&P) unless the Fund management’s own credit analysis suggests that the issuer of the security has a stronger credit standing than suggested by the ratings.

The Fund will limit its investments in foreign securities to issuers, a majority of whose assets, or whose executive offices, are located in a country that is a member of the Organization For Economic Co-operation and Development.

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[ICON] About the Details

Illiquid Securities — securities that cannot be resold within seven days under normal circumstances at prices approximating carrying value or that have contractual or legal restrictions on resale.

Repurchase Agreements — agreements where another party sells securities to the Fund and at the same time agrees to repurchase the securities at a particular time and price.

When Issued — the purchase of a new security before it has been issued.

Forward Commitment — the purchase of a security for delivery beyond normal settlement periods.

Standby Commitment — an agreement by the Fund to purchase a stated amount of a fixed-income security from an issuer for a stated price and coupon in exchange for a commitment fee.

Under unusual market or economic conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in U.S. Government securities, certificates of deposit, bankers acceptances, commercial paper rated in the highest rating category by a recognized rating service, cash or other high quality fixed income securities that the Adviser believes are consistent with a defensive posture. The yield on such securities may be lower than the yield on lower-rated fixed income securities. Temporary defensive positions may limit the ability for the Fund to achieve its investment objective and inhibit any potential increase in the value of your Fund shares.

The Fund may purchase or sell futures contracts and options thereon solely for hedging purposes, including anticipatory hedges. The Fund may also purchase or sell options on debt securities — either for hedging purposes or for non-hedging purposes intended to increase the Fund’s returns.

The Fund may also engage in the following portfolio strategies:

•	lending its portfolio securities,
•	investing in repurchase agreements,
•	purchasing securities on a when issued or forward commitment basis,
•	purchasing or selling securities for delayed delivery, and
•	entering into standby commitment agreements.

Fund management considers the ratings assigned by rating agencies as one factor in performing its own independent credit analysis. The Fund’s ability to achieve its stated investment objective and goals depends to a greater extent on independent credit analysis than funds that invest in higher-rated securities. To analyze a security, Fund management looks at both the issuer and at general business conditions.

With respect to the issuer, Fund management looks at, among other things:

•	Financial condition
•	Cash flow and borrowing needs
•	Whether the company has attracted reputable equity investors or sponsors
•	Value of assets
•	Management strength
•	Ability to respond to changes in business conditions
•	Results of operations
•	Visibility in the market, because securities of companies that are less well known may be less liquid

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[ICON] About the Details

Fund management also looks at general business conditions, including:

•	Expected changes in the general economy and interest rates
•	Economic outlook for specific industries
•	The availability of new investment opportunities

INVESTMENT RISKS

This section contains a summary discussion of the principal risks of investing in the Fund. This section also discusses additional risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals, or that the Fund’s performance will be positive over any period of time.

Market and Selection Risk

Market risk is the risk that the stock or bond markets will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the markets or other funds with similar investment objectives and investment strategies.

Credit Risk

Credit risk is the risk that the issuer of debt securities will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk

Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

Risks associated with certain types of securities in which the Fund may invest include:

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[ICON] About the Details

Junk Bonds

As a matter of investment policy, the Fund normally invests at least 65% of its total assets in junk bonds. Although junk bonds generally pay higher rates of interest than investment grade bonds, there is a greater risk of loss of income or principal. Junk bonds are high-risk investments that may cause losses in the Fund. The major risks in junk bond investments include:

•	Junk bonds may be issued by less creditworthy companies. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Prices of junk bonds are subject to extreme price fluctuations. Adverse changes to the issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
•	Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.
•	Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than in the case with securities trading in a more liquid market.
•	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Corporate Loans

Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates or the prime rates of U.S. banks or the London Interbank Offered Rate (“LIBOR”). As a result, the value of corporate loan investments generally is

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[ICON] About the Details

less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a “syndicate.” The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. By investing in a corporate loan, the Fund becomes a member of the syndicate. If the agent develops financial problems, the Fund may not recover its investment.

The corporate loans in which the Fund invests can be expected to provide higher yields than bonds and notes that have investment grade ratings, but may be subject to greater risk of loss of principal and income. Borrowers do not always provide collateral for corporate loans, and when there is collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive any interest during the delay.

Distressed Securities

The Fund may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, the Fund will invest in distressed securities when Fund management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Fund will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange may be subject to restrictions or resale.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its assets in illiquid securities. If the Fund buys illiquid securities it may be unable to resell them or may be able to sell them only at a price below current value.

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[ICON] About the Details

The Fund may invest up to 10% of its assets in restricted securities. Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may get only limited information about the issuer, so may be less able to predict a loss. In addition, if Fund management receives material adverse non-public information about the issuer, the Fund will not be able to sell the security.

Convertibles

Convertibles are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income, as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like regular debt securities; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the value of the underlying common stock.

Foreign Securities

Since the Fund may invest in foreign securities, it offers the potential for more diversification than funds that invest only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, investment in foreign securities involves the following risks, which are generally greater for investments in emerging markets:

•	The economies of certain foreign markets often do not compare favorably with that of the United States in areas such as growth of gross national product, reinvestment of capital, resources and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

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•	Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices. They could also impair the Fund’s ability to purchase or sell foreign securities or transfer its assets or income back into the United States, or otherwise adversely affect the Fund’s operations.
•	Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in some foreign countries may be less extensive than those available to investors in the United States.
•	Because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.
•	Foreign markets, have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund’s assets may be uninvested and not earning returns. The Fund may miss investment opportunities or be unable to sell an investment because of these delays.

Sovereign Debt

The Fund may invest in sovereign debt securities issued or guaranteed by foreign government entities. Investments in sovereign debt subjects the Fund to a higher degree of risk that a government entity may delay or refuse payment of interest or repayment of principal on its sovereign debt. A government may fail to make payment for many reasons including cash flow problems, lack of foreign exchange, political constraints, the relative size of its debt positions to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies as a condition to their contributions to the government entity. If a government entity fails to make

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its payments, the Fund may be requested to extend the period in which the government entity must pay and to make further loans to the government entity. There is no bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Currency Risk and Exchange Risk

Certain securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of such securities of the Fund. Generally, when the U.S. dollar rises in value against a foreign currency, your investment in a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Similarly when the U.S. dollar decreases in value against a foreign currency, your investment in a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk is generally known as “currency risk” which is the possibility that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas and a weak U.S. dollar will increase returns for U.S. investors investing overseas.

Governmental Supervision and Regulation/Accounting Standards

Many foreign governments supervise and regulate brokers and the sale of securities less than the United States does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on non-public information about that company. Accounting standards in other counties are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a

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[ICON] About the Details

foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the U.S. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the United States.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends or interest on, or proceeds from sales of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

European Economic and Monetary Union (EMU)

A number of European countries have entered into EMU in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU established a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) have been redenominated in the euro. These securities trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected:

•	If the transition to euro, or EMU as a whole, does not proceed as planned.
•	If a participating country withdraws from EMU.

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[ICON] About the Details

•	If the computing, accounting and trading systems used by the Fund’s service providers, or by other entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency.

Borrowing and Leverage

The Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s return. Certain securities that the Fund buys may create leverage including, for example, options.

Risks associated with certain types of securities in which the Fund may invest include:

Derivatives

The Fund may use derivatives. Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil) or an index such as the S&P 500. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. The Fund may use futures, forwards and options. Derivatives are volatile and involve significant risks, including:

Leverage risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

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[ICON] About the Details

Repurchase Agreements

The Fund may invest in obligations which are subject to repurchase agreements with any member bank of the Federal Reserve System or primary dealer in U.S. Treasury Securities. The bank or dealer agrees to repurchase the security from the Fund at a set time and price, which sets the yield. If the bank or dealer defaults, the Fund may suffer time delays and incur costs and possible losses.

When Issued Securities, Delayed-Delivery Securities and Forward Commitments

When issued and delayed-delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund both loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price.

Standby Commitment Agreements

The Fund may enter into standby commitment agreements. These agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities which may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund.The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. The Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

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PRICING OF SHARES

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. The class of shares you should choose will be affected by the size of your investment and how long you plan to hold your shares. Your financial consultant or other financial intermediary can help you determine which pricing option is best suited to your personal financial goals.

For example, if you select Class I or A shares, you generally pay a sales charge at the time of purchase. You may be eligible for a sales charge reduction or waiver. If you buy Class A shares, you also pay an ongoing account maintenance fee of 0.25%.

If you select Class B or C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. In addition, you may be subject to a deferred sales charge when you sell Class B or C shares.

The Fund’s shares are distributed by Mercury Funds Distributor, a division of Princeton Funds Distributor, Inc.

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To better understand the pricing of the Fund’s shares, we have summarized the information below:

	Class I	Class A	Class B	Class C

Availability?

Limited to certain
investors including:

• Current Class I
  shareholders
• Certain Retirement      Plans
• Participants in
  certain sponsored
  programs
• Certain affiliates or
  selected securities
  dealers and other
  financial
  intermediaries.

		Generally available through selected securities dealers or other financial intermediaries.	Generally available through selected securities dealers or other financial intermediaries.	Generally available through selected securities dealers or other financial intermediaries.

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for certain larger investments.	Yes. Payable at time of purchase. Lower sales charges available for certain larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within one year.)	No. (May be charged for purchases over $1 million that are redeemed within one year.)	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.

Account Maintenance and Distribution Fees?	No.	0.25% Account Maintenance Fee. No Distribution Fee.	0.25% Account Maintenance Fee. 0.75% Distribution Fee.	0.25% Account Maintenance Fee. 0.75% Distribution Fee.

Conversion to Class A shares?	No.	No.	Yes, automatically after approximately eight years.	No.

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[ICON] Account Choices

Right of Accumulation — permits you to pay the sales charge applicable to the cost or value (whichever is higher) of all shares you own in the Mercury mutual funds.

Letter of Intent — permits you to pay the sales charge that would be applicable if you add up all shares of Mercury mutual funds that you agree to buy within a 13 month period. Certain restrictions apply.

Class I and A Shares — Initial Sales Charge Options

If you select Class I or Class A shares, you will pay a sales charge at the time of purchase as shown in the following table.

Your Investment	As a % of Offering Price	As a % of Your Investment**	Dealer Compensation as a % of Offering Price

Less than $25,000	5.25%	5.54%	5.00%

$25,000 but less than $50,000	4.75%	4.99%	4.50%

$50,000 but less than $100,000	4.00%	4.17%	3.75%

$100,000 but less than $250,000	3.00%	3.09%	2.75%

$250,000 but less than $1,000,000	2.00%	2.04%	1.80%

$1,000,000 and over***	0.00%	0.00%	0.00%

*	Rounded to the nearest one-hundredth percent.
**	If you invest $1,000,000 or more in Class I or A shares, you may not pay an initial sales charge. In that case the Investment Adviser compensates the selling dealer or other financial intermediary from its own funds. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class I and A shares by certain employer sponsored retirement or savings plans.

No initial sales charge applies to Class I or Class A shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class I or A shares may apply for:

•	Purchases under a Right of Accumulation or Letter of Intent
•	Certain trusts managed by banks, thrifts or trust companies including those affiliated with the Investment Adviser or its affiliates
•	Certain employer-sponsored retirement or savings plans
•	Certain investors, including directors or trustees of mutual funds sponsored by the Investment Adviser or its affiliates, employees of the Investment Adviser and its affiliates and employees or customers of selected dealers
•	Certain fee-based programs managed by the Investment Adviser or its affiliates

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[ICON] Account Choices

•	Certain fee-based programs managed by selected dealers and other financial intermediaries that have an agreement with the Investment Adviser
•	Purchases through certain financial advisers, selected dealers, brokers, investment advisers, service providers and other financial intermediaries that have an agreement with the Investment Adviser
•	Purchases through certain accounts over which the Investment Adviser or an affiliate exercises investment discretion

Only certain investors are eligible to buy Class I shares. Your financial consultant or other financial intermediary can help you determine whether you are eligible to buy Class I shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class I and Class A shares, you should buy Class I shares since Class A shares are subject to a 0.25% account maintenance fee, while Class I shares are not.

If you redeem Class I or Class A shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this “Reinstatement Privilege” may not exceed the amount of your redemption proceeds. To exercise this privilege, contact your financial consultant, other financial intermediary, or the Fund’s Transfer Agent at 1-888-763-2260.

Class B and C Shares — Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years after purchase or Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% each year under distribution plans that the Fund has adopted under Rule 12b-1. The Distributor uses the money that it receives from the deferred sales charge and the distribution fees to cover the costs of marketing, advertising and compensating the financial consultant, dealer or other financial intermediary who assists you in your decision in purchasing Fund shares.

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[ICON] Account Choices

Class B Shares

If you redeem Class B shares within six years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Year Since Purchase	Sales Charge*

0-1	4.00%

1-2	4.00%

2-3	3.00%

3-4	3.00%

4-5	2.00%

5-6	1.00%

6 and after	0.00%

*	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired by dividend reinvestment are not subject to a deferred sales charge. Mercury funds may not all have identical deferred sales charge schedules. In the event of an exchange for the shares of another Mercury fund, the higher charge, if any, would apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59½ years old
•	Redemption by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers
•	Redemption in connection with participation in certain fee-based programs managed by the Investment Adviser or its affiliates
•	Redemption in connection with participation in certain fee-based programs managed by selected dealers and other financial intermediaries that have agreements with the Investment Adviser
•	Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year after death or disability or, if later, reasonably promptly following completion of probate, or in connection with involuntary termination of an account in which Fund shares are held
•	Withdrawal through the Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established

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Your Class B shares convert automatically into Class A shares approximately eight years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class A shares are subject to lower annual expenses than Class B shares. The conversion of Class B shares to Class A shares is not a taxable event for Federal income tax purposes.

Different conversion schedules may apply to Class B shares of different Mercury mutual funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund’s eight year conversion schedule will apply. If you exchange your Class B shares for Class B shares of a fund with a longer conversion schedule, the other fund’s conversion schedule will apply. In any event, the length of time that you hold the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relating to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through your financial consultant, securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy shares through the Transfer Agent. To learn more about buying, shares through the Transfer Agent, call 1-888-763-2260. Because the selection of a mutual fund involves many considerations, your financial consultant or other financial intermediary may help you with this decision. The Fund does not issue share certificates.

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[ICON] Account Choices

If you want to	Your choices	Information important for you to know

Buy shares	First, select the share class appropriate for you	Please refer to the pricing of shares table on page 21. Be sure to read this prospectus carefully.

Next, determine the amount of your investment	The minimum initial investment for the Fund is $1,000 for all accounts except:
     • $500 for certain fee-based programs
     • $100 for retirement plans
(The minimum for initial investments may be waived or reduced under certain circumstances.)

Have your financial consultant, securities dealer or other financial intermediary submit your purchase order

The price of your shares is based on the next calculation of net asset value after your order is placed. Generally any purchase orders placed prior to the close of business on the New York Stock Exchange (generally, 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. However, certain financial intermediaries may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Certain financial intermediaries may charge a fee to process a purchase. For example, the fee charged by Merrill Lynch, Pierce, Fenner & Smith Incorporated is currently $5.35. The fees charged by other financial intermediaries may be higher or lower.

Or contact the Transfer Agent	To purchase shares directly, call the Transfer Agent
at 1-888-763-2260 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.

Add to your investment	Purchase additional shares	The minimum investment for additional purchases is $100 for all accounts except:
      • $50 for certain fee-based programs
      • $1 for retirement plans
(The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.

Participate in the automatic investment plan	You may invest a specific amount in the Fund on a periodic basis through your securities dealer or other financial intermediary.
      • The current minimum for such automatic
         investments is $100. The minimum may be
waived or revised under certain circumstances.

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If you want to	Your choices	Information important for you to know

Transfer shares to another securities dealer or other financial intermediary	Transfer to a participating securities dealer or financial intermediary	To transfer your shares of the Fund to another securities dealer or other financial intermediary, an authorized agreement must be in place between the Distributor and each of the transferring and receiving securities dealer or other financial intermediary. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non-participating securities dealer or financial intermediary	You must either: • Transfer your shares to an account with the Transfer Agent; or • Sell your shares, paying any applicable deferred sales charge.

Sell your shares	Have your financial consultant, securities dealer or financial intermediary submit your sales order

The price of your shares is based on the next calculation of net asset value after your order is placed. Generally, for your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial intermediary prior to the day’s close of business on the New York Stock Exchange (generally, 4:00 p.m. Eastern time). However, certain financial intermediaries may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Certain financial intermediaries may charge a fee to process a sale of shares. For example, the fee charged by Merrill Lynch, Pierce, Fenner & Smith Incorporated is currently $5.35. No processing fee is charged if you redeem the shares directly through the Transfer Agent. The fee charged by other financial intermediaries may be higher or lower.

The Fund may reject an order to sell shares under certain circumstances.

Sell through the Transfer Agent	You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter. A signature guarantee generally will be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange and registered securities association. A notary public seal will not be acceptable. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay usually will not exceed ten days.

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[ICON] Account Choices

If You Want to	Your Choices	Information Important for You to Know

Sell shares systematically	Participate in the Fund’s Systematic Withdrawal Plan	You can choose to receive systematic payments from your Fund account either by check or through direct deposit to your bank account on a monthly or quarterly basis. You can generally arrange through your selected dealer or other financial intermediary for systematic sales of shares of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. You must have dividends automatically reinvested. For Class B and C shares your total annual withdrawals cannot be more than 10% per year of the value of your shares at the time the Plan is established. The deferred sales charge is waived for systematic sales of shares. Ask your financial consultant or other financial intermediary for details.

Exchange your shares	Select the fund into which you want to exchange. Be sure to read that fund’s prospectus

You can exchange your Fund shares for shares of other Mercury mutual funds or for shares of the Summit Cash Reserves Fund. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund.

Each class of Fund shares is generally exchangeable for shares of the same class of another Mercury fund. If you own Class I shares and wish to exchange into a fund in which you have no Class I shares (and you are not eligible to buy Class I shares), you will exchange into Class A shares. If you own Class I or Class A shares and wish to exchange into Summit, you will exchange into Class A shares of Summit. Class B or Class C shares can be exchanged for Class B shares of Summit.

Some of the Mercury mutual funds may impose a different initial or deferred sales charge schedule. If you exchange Class I or Class A shares for shares of a fund with a higher initial sales charge than you originally paid, you may be charged the difference at the time of exchange. If you exchange Class B or Class C shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will apply. The time you hold Class B or Class C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. Your time in both funds will also count when determining the holding period for a conversion from Class B to Class A shares.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than$500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes an action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the NAV next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

The Investment Adviser, the Distributor or their affiliates may make payments out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

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Net Asset Value — the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, after the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your price is the next one calculated after a purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares.

Generally, Class I shares will have the highest net asset value because that class has the lowest expenses, and Class A shares will have a higher net asset value than Class B or Class C shares because Class B and Class C shares have higher distribution and transfer agency fees. Also, dividends paid on Class I and Class A shares will generally be higher than dividends paid on Class B and Class C shares because Class I and Class A shares have lower expenses.

FEE-BASED PROGRAMS

If you participate in certain fee-based programs offered by the Investment Adviser or an affiliate of the Investment Adviser, or by selected dealers or other financial intermediaries that have an agreement with the Investment Adviser, you may be able to buy Class I shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into Summit. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class A shares may be modified. Any

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Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

“Buying a Dividend”
Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial consultant or your selected dealer.

DIVIDENDS AND TAXES

The Fund will distribute any net investment income monthly, and any net realized long or short term capital gains at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If your account is with a securities dealer or other financial intermediary that has an agreement with the Fund, contact your financial consultant or other financial intermediary about which option you would like. If your account is with the Transfer Agent, and you would like to receive dividends in cash, contact the Transfer Agent.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. Dividends from the Fund’s ordinary income and short-term capital gains are taxable as ordinary income. Capital gain dividends received by individuals are generally taxed at different rates than ordinary income dividends. If you redeem Fund shares or exchange them for shares of another fund, any gain on the transaction may be subject to tax. Capital gain dividends are generally taxed at different rates than ordinary income dividends (depending on the length of time the Fund holds its assets).

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, the Fund must withhold 31% of your dividends and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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[ICON] The Management Team

MANAGEMENT OF THE FUND

Fund Asset Management, L.P manages the underlying Trust’s investments under the overall supervision of the Board of Trustees of the Trust. Since all the Fund’s assets will be invested in the Trust, investment advisory services are provided only at the Trust level and the Fund does not have an investment adviser. The Investment Adviser and its affiliates have the responsibility for making all investment decisions for the Trust.

The Trust pays the Investment Adviser an investment advisory fee at the annual rate of 0.35% of the Trust’s average daily net assets. The Fund pays the Investment Adviser an administrative fee at the annual rate of 0.25% of the Fund’s average daily net assets.

The Investment Adviser was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. The Investment Adviser and its affiliates manage portfolios with over $[—] billion in assets (as of [June] 2000) for individuals and institutions seeking investments worldwide. This amount includes assets managed for its affiliates. The advisory agreement between the Trust and the Investment Adviser gives the Investment Adviser the responsibility for making all investment decisions.

Mercury Asset Management U.S., a division of Fund Asset Management, L.P., provides administrative services to the Fund.

MASTER/FEEDER STRUCTURE

Unlike many other mutual funds, which directly buy and manage their own portfolio securities, the Fund seeks to achieve its investment objectives by investing all its assets in the Trust. Investors in the Fund will acquire an indirect interest in the underlying Trust.

Other “feeder” funds may also invest in the “master” Trust. This structure may enable the Fund to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from the master from different feeders may offset each other and produce a lower net cash flow.

MERCURY U.S. HIGH YIELD FUND, INC.	29

[ICON] The Management Team

The Fund may withdraw from the Trust at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund’s assets directly.

Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Fund over the operations of the Trust.

Whenever the Trust holds a vote of its feeder funds, the Fund will pass the vote through to its own shareholders.

A Note About Year 2000

As the year 2000 began, there were few problems caused by the inability of certain computer systems to tell the difference between the year 2000 and the year 1900 (commonly known as the “Year 2000 Problem”). It is still possible that some computer systems could malfunction in the future because of the Year 2000 Problem or as a result of actions taken to address the Year 2000 Problem. Fund management does not anticipate that its services or those of the Fund’s other service providers will be adversely affected, but Fund management will continue to monitor the situation. If malfunctions related to the Year 2000 Problem do arise, the Fund and its investments could be negatively affected.

30	MERCURY U.S. HIGH YIELD FUND, INC.

Fund Mercury U.S. High Yield Fund, Inc. P.O. Box 9011 Princeton, New Jersey 08543-9011 (888-763-2260)

Investment Adviser Fund Asset Management, L.P. 800 Scudders Mill Road Plainsboro, New Jersey 08536

Administrator Mercury Asset Management, U.S., a division of Fund Asset Management, L.P. 800 Scudders Mill Road Plainsboro, New Jersey 08536

Transfer Agent Financial Data Services, Inc. Administrative Offices: 4800 Deer Lake Drive East Jacksonville, Florida 32246-6464 (888-763-2260)

Mailing Address: P.O. Box 45289 Jacksonville, Florida 32232-4062

Independent Auditors Deloitte & Touche, LLP Princeton Forrestal Village 116-300 Village Boulevard Princeton, New Jersey 08540-6400

Distributor Mercury Funds Distributor, a division of Princeton Funds Distributor, Inc. P.O. Box 9081 Princeton, New Jersey 08543-9081

Custodian State Street Bank and Trust Company One Heritage Drive P2N North Quincy, Massachusetts 02171

Counsel Clifford Chance Rogers & Wells LLP 200 Park Avenue New York, New York 10166

MERCURY U.S. HIGH YIELD FUND, INC.

[ICON] To Learn More

SHAREHOLDER REPORTS
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report you will find a discussion of the relevant market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain these reports at no cost by calling 1-888-763-2260.

If you hold your Fund shares through a brokerage account or directly at the Transfer Agent, you may receive only one copy of each shareholder report and certain other mailings regardless of the number of Fund accounts you have. If you prefer to receive separate shareholder reports for each account (or if you are receiving multiple copies and prefer to receive only one), call your financial consultant or other financial intermediary, or, if none, write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial consultant or other financial intermediary, or the Transfer Agent at 1-888-763-2260.

STATEMENT OF ADDITIONAL INFORMATION
The Fund’s Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing or calling the Fund at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-888-763-2260.

Contact your financial consultant, other financial intermediary, or the Fund at the telephone number or address indicated on the inside back cover of this Prospectus if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet Site at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the e-mail address publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the information in this Prospectus.

Investment Company Act File #811- . Code # (C) Fund Asset Management, L.P.

Mercury U.S. High Yield Fund, Inc.

FPO
PROSPECTUS  •    , 2000

SUBJECT TO COMPLETION PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 16, 2000

The information in this statement of additional information is not complete and may be changed. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

Mercury U.S. High Yield Fund, Inc.

P.O. Box 9011, Princeton, New Jersey 08543-9011 o Phone No. (888) 763-2260

Mercury U.S. High Yield Fund, Inc. (the “Fund”) is a diversified, open-end investment company organized as a Maryland corporation. The primary investment objective of the Fund is to obtain current income. As a secondary objective, the Fund seeks capital appreciation when consistent with its primary objective. The Fund seeks to achieve its objectives by investing in a diversified portfolio of corporate fixed-income securities, such as corporate bonds and notes, convertible securities and preferred stocks. Under normal circumstances, more than 90% of the assets of the Fund will be invested in fixed-income securities, including convertible and nonconvertible debt securities and preferred stock. In addition, as a matter of operating policy, at least 65% of the Fund’s total assets will under normal circumstances be invested in corporate securities rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB by Standard & Poor’s Ratings Group (“S&P”), and unrated securities of comparable quality. The Fund may invest substantially all of its assets in investments that are rated in the lower rating categories of the established rating services (Baa or lower by Moody’s or BBB or lower by S&P), or in unrated securities that Fund Asset Management, L.P. (“FAM” or the “Investment Adviser”) considers to be of comparable quality. Lower rated securities, commonly known as “junk bonds,” generally involve greater risks, including risk of default, volatility of price and risks to principal and income, than securities in the higher rating categories. Because investment in junk bonds entails relatively greater risk of loss of income or principal than an investment in higher-rated securities, an investment in the Fund may not be appropriate for all investors. The Fund should be considered as a means of diversifying an investment portfolio and not in itself a balanced investment plan. There can be no assurance that the investment objectives of the Fund will be realized.

The Fund will seek to achieve its investment objectives by investing all of its assets in the Master U.S. High Yield Trust (the “Trust”) that has the same investment objectives as the Fund. The Fund’s investment experience will correspond directly to the investment experience of the Trust. There can be no assurance that the investment objectives of the Fund will be realized. For more information on the Fund’s investment objectives and policies, see “Investment Objectives and Policies.”

The Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. These permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. The Fund’s distributor is Mercury Funds Distributor, a division of Princeton Funds Distributor, Inc.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated , 2000 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling the Funds at 1-888-763-2260 or your financial consultant, or other financial intermediary, or by writing to the address listed above. This Statement of Additional Information incorporates by reference the Prospectus.

Fund Asset Management — Investment Adviser
Mercury Asset Management U.S. — Administrator
Mercury Funds Distributor — Distributor

The date of this Statement of Additional Information is , 2000.

INVESTMENT OBJECTIVES AND POLICIES

The primary investment objective of the Fund is to obtain current income. As a secondary objective, the Fund seeks capital appreciation when consistent with its primary objective. These investment objectives are a fundamental policy of the Fund and may not be changed without a vote of the majority of the outstanding voting securities of the Fund. See “Investment Restrictions.” The Fund seeks to achieve its objectives by investing in a diversified portfolio of corporate fixed-income securities, such as corporate bonds and notes, convertible securities, and preferred stocks. Reference is made to “How the Fund Invests” and “Investment Risks” in the Prospectus. The Fund is classified as a diversified fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

The Fund seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objectives as the Fund. The Fund’s investment experience and results will correspond directly to the investment experience of the Trust. Thus, all investments are made at the level of the Trust. For simplicity, however, with respect to investment objectives, policies and restrictions, this Statement of Additional Information, like the Prospectus, uses the term “Fund” to include the underlying Trust in which the Fund invests. Reference is made to the discussion under “How the Fund Invest” and “Investment Risks” in the Prospectus for information with respect to the Fund’s and the Trust’s investment objectives and policies. There can be no guarantee that the Fund’s investment objectives will be realized.

Transactions in Fixed-Income Securities

The Fund seeks current income by investing primarily in fixed-income securities that are rated in the lower rating categories of the established rating services (Baa or lower by Moody’s and BBB or lower by S&P), or in unrated securities considered by the Investment Adviser to be of comparable quality. Securities rated below Baa by Moody’s or below BBB by S&P, and unrated securities of comparable quality, are commonly known as “junk bonds.” See “Appendix: Description of Corporate Bond Ratings” for additional information concerning rating categories. Junk bonds may constitute as much as 100% of the Fund’s investments. Although junk bonds can be expected to provide higher yields, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher-rated fixed-income securities. See “Risk Factors in Transactions in Junk Bonds.” Because investment in junk bonds entails relatively greater risk of loss of income or principal than an investment in higher-rated securities, an investment in the Fund may not be appropriate for all investors. The Fund should be considered as a means of diversifying an investment portfolio and not in itself a balanced investment plan.Purchasers should carefully assess the risks associated with an investment in the Fund.

The securities in the Fund will be varied from time to time depending upon the judgment of management as to prevailing conditions in the domestic and foreign economies and the securities markets and the prospects for interest rate changes among different categories of fixed-income securities. The Fund anticipates that under normal circumstances more than 90% of its assets will be invested in fixed-income securities, including convertible and nonconvertible debt securities and preferred stocks. In addition, as a matter of operating policy at least 65% of the Fund’s total assets will under normal circumstances be invested in corporate securities rated below Baa by Moody’s or below BBB by S&P and unrated securities of comparable quality. The remaining assets of the Fund may be held in cash or, as described herein, may be used in connection with transactions in futures contracts and options thereon solely for the purpose of hedging the Fund against adverse movements in the market value of fixed-income securities held by the Fund, or which the Fund intends to purchase. Transactions in options on debt securities also may be entered into for such hedging purposes, as well as for non-hedging purposes intended to increase the Fund’s returns. For a more complete description of futures and options transactions, see “Transactions in Futures and Options Thereon” and “Transactions in Options on Debt Securities” below. The Fund does not intend to invest in common stocks, rights or other equity securities, but may acquire or hold such securities (if consistent with its objectives) when such securities are acquired in unit offerings with fixed-income securities or in connection with an actual or proposed conversion or exchange of fixed-income securities.

The Fund will invest most of its assets in securities issued by U.S. Companies . However, the Fund may invest in securities issued by foreign governments ( or political subdivisions or instrumentalities thereof) or foreign companies (collectively, “Foreign Securities”). The Fund may only invest in Foreign Securities if, at the time of acquisition, no more than 10% of its total assets (taken at market value at the time of the investment) would be invested in Foreign Securities following such investment. The Fund will limit its investments in foreign securities to issuers, a majority of whose assets, or whose executive offices, are located in a country that is a member of the

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Organization For Economic Co-operation and Development. Certain Foreign Securities may be subject to non-U.S. withholding taxes.

Up to 15% of the Fund’s total assets may be invested in Corporate Loans (as defined below). Up to 10% of the Fund’s total assets may be invested in Distressed Securities (as defined below), which includes publicly offered or privately placed debt securities and Corporate Loans that, at the time of investment, are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or payment of interest or are rated in the lowest rating categories (Ca or lower by Moody’s and CC or lower by S&P), or that, if unrated, are in the judgment of the Investment Adviser of comparable quality. For these reasons, an investment in the Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. See “Risk Factors in Transactions in Corporate Loans” and “Risk Factors in Transactions in Distressed Securities”.

Selection and supervision by the management of the Fund of portfolio investments involve continuous analysis of individual issuers, general business conditions and other factors that may be too time-consuming or too costly for the average investor. The furnishing of these services does not, of course, guarantee successful results. Fund Asset Management, L.P.‘s (“FAM” or the “Investment Adviser”) analysis of issuers includes, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated change in economic activity and interest rates, the availability of new investment opportunities, and the economic outlook for specific industries. While the Investment Adviser considers as one factor in its credit analysis the ratings assigned by the rating services, the Investment Adviser performs its own independent credit analysis of issuers and consequently, the Fund may invest, without limit, in unrated securities. As a result, the Fund’s ability to achieve its investment objective may depend to a greater extent on the Investment Adviser’s own credit analysis than mutual funds that invest in higher-rated securities. Although the Fund will invest primarily in lower-rated securities, other than with respect to Distressed Securities (which are discussed below) it will not invest in securities in the lowest rating categories (Ca or below for Moody’s and CC or below for S&P) unless the Investment Adviser believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings. Securities that are subsequently downgraded may continue to be held and will be sold only if, in the judgment of the Investment Adviser, it is advantageous to do so.

In furtherance of its primary investment objective, the Fund may invest up to 15% of its total assets in secondary market purchases of loans extended to corporate borrowers by commercial banks and other financial institutions (“Corporate Loans”). As in the case of junk bonds, the Corporate Loans in which the Fund may invest may be rated in the lower rating categories of the established rating services (Baa or lower by Moody’s and BBB or lower by S&P), or may be unrated investments of comparable quality. As in the case of junk bonds, such Corporate Loans can be expected to provide higher yields than higher-rated fixed-income securities but may be subject to greater risk of loss of principal and income. As discussed below under “Risk Factors in Transactions in Corporate Loans,” however, there are some significant differences between Corporate Loans and junk bonds.

The Fund may also from time to time invest up to 10% of its assets in securities which are the subject of bankruptcy proceedings or otherwise in default or in significant risk of being in default (“Distressed Securities”). Distressed Securities that are in default or in risk of being in default but not yet in bankruptcy proceedings may be the subject of a pre-bankruptcy exchange offer pursuant to which holders of the Distressed Securities receive securities or assets in exchange for the Distressed Securities. Holders of Distressed Securities that are the subject of bankruptcy proceedings may, following approval of a plan of reorganization by the bankruptcy court, receive securities or assets in exchange for the Distressed Securities. Generally, the Fund will invest in Distressed Securities when the Investment Adviser anticipates that it is reasonably likely that the securities will be subject to such an exchange offer or plan of reorganization, as to which there can be no assurance. Normally, the Fund will invest in Distressed Securities at a price that represents a significant discount from the principal amount due on maturity of the securities. The Fund will invest in Distressed Securities when the Investment Adviser believes that, based on its analysis of the asset values of the issuer of the Distressed Securities and the issuer’s overall business prospects, upon completion of an exchange offer or plan of reorganization with respect to the Distressed Securities the Fund would receive, in exchange for its Distressed Securities, securities or assets with terms and credit characteristics which offer the Fund significant opportunities for capital appreciation and future high rates of current income. See “Risk Factors in Transactions in Distressed Securities.”

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When changing economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Fund may purchase higher-rated securities if the Investment Adviser believes that the risk of loss of income and principal may be substantially reduced with only a relatively small reduction in yield. In addition, under unusual market or economic conditions, the Fund, for temporary defensive or other purposes, may invest up to 100% of its assets in securities issued or guaranteed by the United States Government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by an established rating agency, or other fixed-income securities deemed by the Investment Adviser to be consistent with a defensive posture, or may hold its assets in cash. The yield on such securities may be lower than the yield on lower-rated fixed-income securities.

Transactions in Futures and Options Thereon

The Fund may engage in hedging transactions in interest rate, bond and bond index futures contracts and options thereon. The Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying commodity is a bond, bond index or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). The Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a “commodity pool” under regulations of the Commodity Futures Trading Commission. The Fund currently may trade only in futures contracts on U.S. Treasury bonds, bills and notes and Government National Mortgage Association (“GNMA”) mortgage-backed certificates and options on such futures contracts. However, under its investment restrictions the Fund is permitted to trade in such additional types of interest rate futures contracts and options thereon as its Board of Directors determines is appropriate for trading by the Fund, subject to the restrictions noted below. The Fund is subject to the tax requirement that less than 30% of its gross income be derived from the sale or other disposition of stocks, securities and certain options, futures or forward contracts held for less than three months. This requirement may limit the Fund’s ability to engage in the hedging transactions and strategies described below. Set forth below is information concerning options and futures contracts. Reference is made to Appendix A “Interest Rate Futures, Options Thereon and Options on Debt Securities” attached hereto for a more complete description of options and futures transactions.

Futures. The Fund may engage in transactions in futures contracts and options thereon. As set forth in Appendix A, futures are standardized, exchange-traded derivatives contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of a commodity at a specified future date at a specified price. Options on futures are options to either buy (call) or sell (put) a futures contract at a specified price prior to a specified date. No price is paid upon entering into a futures contract (although a fee, or option premium, is generally paid to the seller of an option on a futures contract at the initiation of the transaction). Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.

The Fund may sell futures contracts or purchase a put option on futures contracts in anticipation of an increase in interest rates. Generally, as interest rates rise, the market value of the fixed-income securities held by the Fund will fall, reducing its net asset value. The sale of futures contracts may limit the Fund’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contracts prior to the futures contracts’ expiration date. In the event the market value of the portfolio holdings correlated with the futures contracts increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower overall return than would have been realized without the purchase of the futures contracts.

The Fund may purchase futures contracts or purchase a call option on futures contracts in anticipation of a decrease in interest rates. Generally, as interest rates decrease, the market value of fixed-income securities which the Fund may be considering purchasing will increase. The purchase of futures contracts may protect the Fund from having to pay more for such securities when it identifies specific securities it wishes to purchase. In the event that such securities decline in value or the Fund determines not to purchase any additional securities, however, the Fund may realize a loss relating to the futures position.

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Call Options on Futures Contracts. As set forth in Appendix A, a call option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a “long” position in the underlying futures contract at any time up to the expiration of the option. The purchase of an option on a futures contract presents more limited risk than the trading of the underlying futures contract, although, depending on the price of the option compared to either the futures contract upon which it is based, or the underlying debt securities, exercise of the option may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund will purchase a call option on a futures contract to hedge against a market advance resulting from declining interest rates when the Fund is not fully invested.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of fixed-income securities of the Fund, if the futures price at expiration is below the exercise price of the option. In such event, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s fixed-income investments. Conversely, if the futures price is above the exercise price at any point prior to expiration, the option may be exercised and the Fund would be required to enter into the underlying futures contract at an unfavorable price.

Put Options on Futures Contracts. As set forth in Appendix A, a put option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a “short” position in the futures contract at any time up to the expiration of the option. The Fund will purchase a put option on a futures contract to hedge its securities against the risk of a decline in market value as a result of rising interest rates.

The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of fixed-income securities which the Fund intends to purchase, if the futures price at expiration is higher than the exercise price. In such event, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of fixed-income securities which the Fund intends to purchase. Conversely, if the futures price is below the exercise price at any point prior to expiration, the option may be exercised and the Fund would be required to enter into the underlying futures contract at an unfavorable price.

Transactions in Options on Debt Securities

The Fund may write call and put options on U.S. Treasury bills, notes and bonds in order to increase the return on their investments and in order to hedge optionable U.S. Treasury securities held by the Fund. Unlike futures contracts and options thereon, options on debt securities will not be traded solely for hedging purposes. Such options generally have a maximum exercise period of nine months.

The Fund also may purchase put options on optionable U.S. Treasury bills, notes and bonds held in the Fund and, under certain limited circumstances described below, call options on such instruments. Purchases of put options may enable the Fund to limit the risk of declines in the value of the portfolio security underlying the put, until the expiration of the option or the closing of the option transaction. By purchasing a put, however, the Fund will be required to pay the premium, which will reduce the benefits obtained from the transaction.

The Fund will purchase a call option only where the market price of the underlying security declines substantially following the writing of a call option, and the Fund either re-hedges the security by writing a second call option at a lower exercise price or disposes of the security. In such event, the Fund would usually enter into a closing transaction in connection with the first option it wrote. However, if the first option has been held less than three months, the Fund may desire not to enter into a closing transaction in order to comply with certain provisions of the Internal Revenue Code. In such circumstances, the Fund may purchase a call option in an opening transaction with the same exercise price and expiration date as the option it sold.

The Fund may write call options which give the holder the right to buy the underlying security covered by the option from the Fund at the stated exercise price. The Fund also may write put options that give the holder the right to sell the underlying security to the Fund at the stated exercise price. The Fund will write only covered options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the options and, in the case of put options, that the Fund will, through its Custodian, have deposited and maintained short-term U.S. Treasury obligations with a securities depository with a value equal to or greater than the exercise price of the underlying securities. The writer of a covered call option has no control over when he may be required to sell his securities since he may be assigned an exercise notice at any time prior to the termination of his obligation as a writer. If an option expires unexercised, the writer realizes a gain in the

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amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. In the former instance, the Fund increases its return by retaining the premium without being required to purchase or sell the underlying security. In the latter case, the Fund increases its return by liquidating the option position at a profit. The amount of the premium will reflect, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. By writing a call, the Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for so long as the Fund’s obligation as a writer continues. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. In addition, in closing out an option position, the Fund may incur a loss. Thus, in some periods the Fund will receive less total return and in other periods greater total return from its option positions than it otherwise would have received from the underlying securities. To the extent that such transactions are engaged in for hedging purposes, any gain (or loss) thereon may offset, in whole or in part, gains (or losses) on securities held in the Fund or increases in the value of securities the Fund intends to acquire. The Fund will attempt to achieve, through the receipt of premiums on covered options, a more consistent average total return than it would otherwise realize from holding the underlying securities alone. To facilitate closing transactions, as described below, the Fund will ordinarily only write options for which a liquid secondary market appears to exist.

The Fund may engage in closing transactions in order to terminate outstanding options that it has written. To effect a closing transaction, the Fund purchases, prior to the exercise of an outstanding option that it has written, an option of the same series as that on which it desires to terminate its obligation. Profit or loss from a closing purchase transaction will depend on whether the cost of the transaction is more or less than the premium received on the sale of the option plus the related transaction costs.

Options referred to herein may be options issued by The Options Clearing Corporation (the “Clearing Corporation”) which are currently traded on the Chicago Board Options Exchange, American Stock Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange or New York Stock Exchange. Options referred to herein may also be options traded on foreign securities exchanges such as the London Stock Exchange and the Amsterdam Stock Exchange. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options and the Fund may be subject to exercise of the option under unfavorable circumstances. In the case of a covered call option, the Fund will not be able to sell the underlying security until the option expires or until it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund will enter into transactions in options on debt securities only when the management of the Fund believes that a liquid secondary market for such options is available. See Appendix A “Interest Rate Futures, Options Thereon and Options on Debt Securities” attached hereto.

Exchanges generally introduce options series on specific issues of U.S. Treasury bonds and notes as such securities are issued. Such Exchanges, however, do not ordinarily introduce new series of options on such issues to replace expiring series inasmuch as trading interest tends to center on the most recently auctioned issues of Treasury bonds and notes. Consequently, options representing a full range of expirations will not usually be available for every issue on which options are traded.

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Other Portfolio Strategies

The Fund may engage in the additional portfolio strategies described below.

Repurchase Agreements — The Fund may invest in repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return for the Fund insulated from market fluctuations during such period. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. Instead of the contractual fixed rate of return, the rate of return to the Fund will be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. From time to time, the Fund also may invest in securities pursuant to purchase and sale contracts. While the substance of purchase and sale contracts is similar to repurchase agreements, because of the different treatment with respect to accrued interest and additional collateral, management believes that purchase and sale contracts are not repurchase agreements as such term is understood in the banking and brokerage community. As a matter of operating policy, the Fund will not enter into repurchase agreements or purchase and sale contracts with greater than seven days to maturity if, at the time of such investment, more than 15% of the total assets of the Fund would be so invested.

Forward Commitments — The Fund may purchase securities on a when-issued basis or forward commitment basis, and may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. The value of the security on the delivery date may be more or less than its purchase price. The Fund will establish a segregated account in connection with such transactions in which the Fund will deposit liquid securities with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

U.S. Government securities and corporate debt obligations may be purchased on a forward commitment basis at fixed purchase terms with periods of up to 45 days between the commitment and settlement dates. The purchase will be recorded on the date the Fund enters into the commitment and the value of the security will thereafter be reflected in the calculation of the Fund’s net asset value. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to settlement if the Investment Adviser deems it appropriate to do so. There can, of course, be no assurance that the judgments upon which these techniques are based will be accurate or that such techniques when applied will be effective. The Fund will enter into forward commitment arrangements only with respect to securities in which it may otherwise invest pursuant to its investment objectives and policies.

Illiquid and Restricted Securities — The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

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The Fund may invest in securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “Securities Act”). Restricted securities may be sold in private placement transactions between the issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

144A Securities — The Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act.The Board of Directors has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund’s Board. The Board of Directors has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Board of Directors will carefully monitor the Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Standby Commitment Agreements — The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed-income security, which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Fund may be paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 15% of its assets taken at the time of acquisition of such commitment or security. The Fund will at all times maintain a segregated account with its custodian of cash or liquid securities in an amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

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Lending of Portfolio Securities — Subject to investment restriction (5) in the Investment Restrictions section on page 14, the Fund from time to time may lend securities from its portfolio to brokers, dealers and financial institutions and receive as collateral cash or U.S. Treasury securities which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. The Fund and the Borrower negotiate a rate for the loan premium. Any cash collateral will be invested in short-term securities. Such loans, which will not have terms longer than 30 days, will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights of dividends, interest or other distributions. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans. In the event of a default by the borrower, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Risk Factors in Transactions in Junk Bonds

Junk bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of junk bonds may be more likely to experience financial stress, especially if such issuers are highly leveraged. In addition, the market for junk bonds is relatively new and has not weathered a major economic recession, and it is unknown what effects such a recession might have on such securities. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. While most of the junk bonds in which the Fund may invest do not include securities that, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

Junk bonds frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

Junk bonds tend to be more volatile than higher rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher rated fixed-income securities. Like higher rated fixed-income securities, junk bonds are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the junk bond market, which may be less liquid than the market for higher rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers.

Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices the Fund receives for its junk bonds to be reduced, or the Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Under such conditions, judgment may play a greater role in valuing certain of the Fund’s portfolio securities than in the case of securities trading in a more liquid market. Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of junk bonds, particularly in a thinly traded market. Factors adversely affecting the market value of such securities are likely to affect adversely the Fund’s net asset value. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

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Risk Factors in Transactions in Distressed Securities

Investment in Distressed Securities involves significant risk. Distressed Securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund pursues its secondary objective of capital appreciation through investment in Distressed Securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund will only make such investments when the Investment Adviser believes it is reasonably likely that the issuer of the securities will make an exchange offer or will be the subject of a bankruptcy plan of reorganization; however, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed, and the Fund may be required to bear certain expenses to protect its interest in the course of negotiations surrounding any potential exchange offer or plan of reorganization. In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to Distressed Securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. In addition, as a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issue of Distressed Securities, the Fund may be precluded from disposing of such securities.

Risk Factors in Transactions in Corporate Loans

As in the case of junk bonds, the Corporate Loans in which the Fund may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between Corporate Loans and junk bonds. Corporate Loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. These arrangements are designed to give Corporate Loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loans will be repaid in full. Corporate Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the Prime Rate of a U.S. bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate (“LIBOR”). Consequently, the value of Corporate Loans held by the Fund may be expected to fluctuate significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for Corporate Loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.

The Fund may acquire interests in Corporate Loans by means of a novation, assignment or participation. In a novation, the Fund would succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation. As an alternative, the Fund may purchase an assignment, in which case the Fund may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution’s rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating out the interest and not with the borrower. In purchasing a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

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Risk Factors in Transactions in Foreign Securities

Foreign Markets Risk — Foreign investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, investment in foreign securities involves the following risks, which are generally greater for investments in emerging markets. The economies of certain foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross national product, reinvestment of capital, resources and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer its assets or income back into the U.S., or otherwise adversely affect the Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries. Because there are fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for the Fund to buy and sell securities on those markets. Non-U.S. markets have different clearance and settlement procedures, and in certain markets settlements may be unable to keep pace with the volume of securities transactions which may cause delays. This means that the Fund’s assets may be uninvested and not earning returns. The Fund may miss investment opportunities or be unable to dispose of a security because of these delays.

Sovereign Debt — The Fund may invest in sovereign debt securities issued or guaranteed by foreign government entities. Investments in sovereign debt subjects the Fund to a higher degree of risk that a government entity may delay or refuse payment of interest or repayment of principal on its sovereign debt. A government may fail to make payment for many reasons including cash flow problems, lack of foreign exchange, political constraints, the relative size of its debt positions to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies as a condition to their contributions to the government entity. If a government entity fails to make its payments, the Fund may be requested to extend the period in which the government entity must pay and to make further loans to the government entity. There is no bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Governmental Supervision and Regulation/Accounting Standards— Many foreign governments supervise and regulate brokers and the sale of securities less than the United States does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the United States.

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Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends or interest on, or proceeds from sales of, foreign securities may be subject to foreign withholding taxes.

European Economic and Monetary Union (“EMU”) — For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty on European Union (the “Maastricht Treaty”) set out a framework for the European Economic and Monetary Union (“EMU”) among the countries that comprise the European Union (“EU”). EMU established a single common European currency (the “euro”) that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. EMU took effect for the initial EMU participants on January 1, 1999. Certain securities issued in participating EU countries (beginning with government and corporate bonds) were redenominated in the euro, and are listed, traded, and make dividend and other payments only in euros.

Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country’s national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on a Portfolio’s investments in Europe generally or in specific countries participating in EMU. Gains or losses from euro conversion may be taxable to Portfolio shareholders under foreign or, in certain limited circumstances, U.S. tax laws.

Risk Factors in Transactions in Futures and Options Thereon

Use of futures and options on futures for hedging purposes involves the risk of imperfect correlation in movements in the value of the futures contracts and the value of the fixed-income securities being hedged. An increase or decrease in the general level of interest rates can generally be expected to have a broadly similar effect on the market value of government securities on which futures contracts are based and on the market value of the corporate fixed-income securities in which the Fund will primarily invest, but it is unlikely that the changes in value of government securities and corporate fixed-income securities will be perfectly correlated. In addition, disparities in the average maturity of the Fund’s investments compared to a financial instrument on which a futures contract is based may also affect the correlation of price movements. If the value of the futures contract moves more or less than the value of the hedged corporate fixed-income securities that the Fund owns or anticipates purchasing, the Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged fixed-income securities. To compensate for imperfect correlations, the Fund may purchase or sell options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or

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sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts, although such transactions will in any event be entered into solely for hedging purposes.

The Fund may also purchase futures contracts or options thereon to hedge against a possible increase in the price of securities before the Fund is able to invest its cash in fixed-income securities. In such instances, it is possible that the market may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market decline or for other reasons, the Fund may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contract can result in substantial unrealized gains or losses. Because the Fund will engage in the purchase and sale of financial futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Fund or decreases in the price of securities the Fund intends to acquire.

The anticipated offsetting movements between the price of the futures or option contracts and the hedged security may be distorted due to differences in the nature of the markets, such as differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying futures contract, subject to the risks of the availability of a liquid offset market. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The writer of an option on a futures contract is subject to the risks of commodity futures trading, including the requirement of variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security or futures contract.

“Trading Limits” may also be imposed on the maximum number of contracts which any person may trade on a particular trading day. A contract market may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Investment Adviser does not believe that trading limits will have any adverse impact on the portfolio strategies for hedging the Fund’s investments.

The trading of futures contracts and options thereon also is subject to certain market risks, such as trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing corporation or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions.

The successful use of transactions in futures contracts and options thereon also depends on the ability of the management of the Fund correctly to forecast the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

The Fund has obtained an order from the Commission exempting it from certain provisions of the Investment Company Act in connection with its transactions in interest rate futures contracts and related options. In applying for this exemptive order, the Fund made a number of representations to the Commission regarding the manner in which such trading will be conducted.

Suitability — The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Fund, the Investment Adviser and its affiliates. The Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Fund will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept the risk associated with investing in equity securities, including the risk of loss of principal.

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INVESTMENT RESTRICTIONS

The Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental restrictions set forth below may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of outstanding shares are represented or (ii) more than 50% of the outstanding shares). Provided that none of the following restrictions shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objectives (in a master/feeder structure), the Fund may not:

1. Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

2. Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

3. Make investments for the purpose of exercising control or management.

4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein.

5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities an divestment in government obligations, commercial paper, pass-through instruments certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and this Statement of Additional Information, as they may be amended from time to time. (For purposes of this restriction, corporate debt securities includes corporate loans purchased in the secondary market).

6. Issue securities to the extent such issuance would violate applicable law.

7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33-1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Prospectus and this Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

The Trust has adopted investment restrictions substantially identical to the foregoing, which are fundamental policies of the Trust and may not be changed without the approval of the holders of a majority of the interests of the Trust.

In addition, the Fund has adopted non-fundamental restrictions that may be changed by the Board of Directors without shareholders approval. Like the fundamental restrictions, none of the non-fundamental restrictions, including but limited to restrictions (a) below, shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objectives (in a master/feeder structure). Under the non-fundamental investment restrictions, the Fund may not:

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(a) Purchase securities of other investment companies, except to the extent permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Fund.

(b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales “against the box.”

(c) Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Directors of the Fund have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Fund’s Board of Directors are not subject to the limitations set forth in this investment restriction.

(d) Notwithstanding fundamental investment restriction (7) above, the Fund will not borrow amounts in excess of 50% of its total assets taken at market value and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. In addition, the Fund will not purchase securities while borrowings are outstanding.

The Trust has adopted investment restrictions substantially identical to the foregoing, which are non-fundamental policies of the Trust and may be changed by the Trustees.

In addition, to comply with tax requirements for qualification as a “regulated investment company,” the Fund’s investments will be limited in a manner such that at the close of each quarter of each fiscal year, (a) no more than 25% of the Fund’s total assets are invested in the securities of a single issuer, and (b) with regard to at least 50% of the Fund’s total assets, no more than 5% of its total assets are invested in the securities of a single issuer. These tax-related limitations may be changed by the Board of Directors of the Fund to the extent necessary to comply with changes to the Federal tax requirements.

The staff of the Commission has taken the position that purchased OTC options and the assets underlying written OTC options are illiquid securities. Therefore, the Fund and the Trust have adopted an investment policy pursuant to which neither the Fund nor the Trust will purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions the sum of the market value of OTC options currently outstanding which are held by the Fund or Trust, the market value of the securities underlying OTC call options currently outstanding which have been sold by the Fund or Trust and margin deposits on the Fund or Trust’s outstanding OTC options exceed l5% of the net assets of the Fund or Trust, taken at market value, together with all other assets of the Fund or Trust which are deemed to be illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund or Trust to a dealer in U.S. Government securities recognized as a “primary dealer” by the Federal Reserve Bank of New York and the Fund or Trust has the unconditional contractual right to repurchase such OTC option at a predetermined price, then the Fund or Trust will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying security minus the option’s exercise price).

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates, except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal. See “Portfolio Transactions and Brokerage.”

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MANAGEMENT OF THE FUND

Directors and Officers

The Directors of the Fund consist of nine individuals, seven of whom are not “interested persons of the Fund as defined in the Investment Company Act (the “non-interested Directors”). The same individuals serve as Trustees of the Trust. The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

Information about the Directors, executive officers and the portfolio manager of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Director, executive officer and portfolio manager is P.O. Box 9011, Princeton, New Jersey 08543-9011.

TERRY K. GLENN (59) — President and Director(l )(2) — Executive Vice President of the Investment Adviser and Merrill Lynch Asset Management, LP (“MLAM”) (which terms as used herein, includes their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Funds Distributor Inc. (“PFD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

RONALD W. FORBES (59) —Director(2) — 1400 Washington Avenue, Albany, New York 12222. Professor of Finance, School of Business, State University of New York at Albany, since 1989; Consultant, Urban Institute, Washington D.C. since 1995.

CYNTHIA A. MONTGOMERY (48) —Director(2) — Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UNUM Corporation since 1990 and Director of Newell Co. since 1995.

CHARLES C. REILLY (69) —Director(2) —9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from l990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania, from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.

KEVIN A. RYAN (67) — Director(2) — 127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02467. Founder and Director Emeritus of The Boston University Center for the Advancement of Ethics and Character and Director thereof until 1999; Professor until 1999 and currently Professor Emeritus of Education at Boston University since l 982; formerly taught on the faculties of the University of Chicago, Stanford University and Ohio State University.

ROSCOE S. SUDDARTH (65) —Director(2) — 1961 N. Street, N.W., Washington, D.C. 20036. President, Middle East Institute, since 1995; Foreign Service Officer, United States Foreign Service, from 1961 to 1995; Career Minister, from 1989 to 1995; U.S. Ambassador to the Hashemite Kingdom of Jordan, from 1987 to 1990; Deputy Inspector General, U.S.; Department of State, from 1991 to 1994.

RICHARD R.WEST (62) — Director(2) — Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, and Dean from 1984 to 1993, and currently Dean Emeritus of New York University Leonard N. Stem School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado Realty Trust, Inc. (real estate holding corporation), and Alexander’s Inc. (real estate company).

ARTHUR ZEIKEL (68) — Director(l)(2) — 300 Woodland Avenue, Westfield, New Jersey 07090-1826. Chairman of the Investment Adviser and MLAM from 1997 to 1999; President of the Investment Adviser and MLAM from 1977 to 1997; Chairman of Princeton Services, Inc. (“Princeton Services”) from l 997 to 1999 and Director thereof from 1993 to l 999; President of Princeton Services from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. (“ML & Co.”) from 1990 to 1999.

EDWARD D. ZINBARG (65) — Director(2) — 5 Hardwell Road, Short Hills, New Jersey 07078-2117. Self-employed financial consultant since 1994; Executive Vice President of The Prudential Insurance Company of

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America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.

JOSEPH T. MONAGLE, JR. (52) — Senior Vice President(l)(2) — Senior Vice President of the Investment Adviser and MLAM since 1990; Department Head of the Global Fixed Income Division of Investment Adviser and MLAM since 1997; Senior Vice President of Princeton Services since 1993.

VINCENT T. LATHBURY, III (59) — Senior Vice President and Portfolio Manager(l)(2) — First Vice President of MLAM since 1997; Vice President of MLAM from 1982 to 1997; Portfolio Manager of the Investment Adviser and MLAM since 1982.

ALDONA SCHWARTZ (51) — Vice President and Portfolio Manager(l)(2) — Vice President of MLAM since 1990.

DONALD C. BURKE (40) (as of 6/15/00) — Vice President and Treasurer(l)(2) Senior Vice President and Treasurer of the Investment Adviser and MLAM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of PFD since 1999; First Vice President of the Investment Adviser and MLAM from 1997 to 1999; Vice President of the Investment Adviser and MLAM from 1990 to 1997; Director of Taxation of the Investment Adviser and MLAM since 1990.

BRADLEY J. LUCIDO (34) — Secretary(1)(2) — Vice President of MLAM since 1999; attorney with MLAM since 1995; attorney in private practice from 1991 to 1995.

(1)	Interested person, as defined in the Investment Company Act, of the Fund.
(2)	Such Director or officer is a director, trustee or officer of certain other investment companies for which FAM or MLAM acts as the investment adviser or manager.

Compensation of Directors/Trustees

The Fund and the Trust pays each non-interested Director/Trustee, for service to the Fund and the Trust, a fee of $3,000 per year plus $300 per Board meeting attended. The Trust also compensates each member of the Audit and Nominating Committee (the “Committee”), which consists of all of the non-interested Directors/Trustees, at a rate of $900 per year. The Trust reimburses each non-interested Director/Trustee for his or her out-of-pocket expenses relating to attendance at Board and Committee meetings.

The following table sets forth the aggregate compensation the Fund and the Trust expect to pay to the non-interested Directors/Trustees for their first full fiscal year and the aggregate compensation paid by all investment companies advised by the Investment Adviser or its affiliates (“FAM and Affiliates-Advised Funds”) to the non-interested Directors/Trustees for the calendar year ended December 3l , 1999.

Name of Director/Trustee	Aggregate Compensation From Fund/Trust	Pension or Retirement Benefits Accrued as Part of Fund /Trust Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From Fund/Trust and FAM and Affiliates-Advised Funds Paid to Directors/Trustees(1)
Ronald W. Forbes	5,100	None	None	213,900
Cynthia A. Montgomery	5,100	None	None	213,900
Charles C. Reilly	6,100	None	None	400,025
Kevin A. Ryan	5,100	None	None	213,900
Roscoe S. Suddarth	0	None	None	0
Richard R. West	5,100	None	None	388,775
Edward D. Zinbarg	0	None	None	140,875.00

(1)	The Directors/Trustees serve on the boards of FAM and Affiliates-Advised Funds as follows: Mr. Forbes (36 registered investment companies consisting of 49 portfolios); Ms. Montgomery (36 registered investment companies consisting of 49 portfolios); Mr. Reilly (57 registered investment companies consisting of 68 portfolios); Mr. Ryan (36 registered investment companies consisting of 42 portfolios); Mr. Suddarth (6 registered investment companies consisting of 4 portfolios); Mr. West (67 registered investment companies consisting of 72 portfolios); and Mr. Zinbarg (21 registered investment companies consisting of 19 portfolios).

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The Directors of the Fund and the Trustees of the Trust may purchase Class I shares of the Fund at net asset value. See “Purchase of Shares — Reduced Initial Sales Charges — Purchase Privileges of Certain Persons.”

Administration Arrangements

The Fund has entered into an administration agreement with Mercury Asset Management U.S., a division of Fund Asset Management, L.P. (the “Administrator”) as Administrator (the “Administration Agreement”). The Administrator receives for its services to the Fund monthly compensation at the annual rate of 0.25% of the average daily net assets of the Fund.

The Administration Agreement obligates the Administrator to provide certain administrative services to the Fund and to pay, or cause its affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. The Administrator is also obligated to pay, or cause its affiliate to pay, the fees of those Officers, Directors and Trustees who are affiliated persons of the Administrator or any of its affiliates. The Fund pays, or causes to be paid, all other expenses incurred in the operation of the Fund [(except to the extent paid by Mercury Funds Distributor, a division of Princeton Funds Distributor, Inc. (“MFD” or the “Distributor”)),] including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports and prospectuses and statements of additional information, charges of the custodian, any sub-custodian and Financial Data Services, Inc. (the “Transfer Agent”), expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of Directors who are not affiliated persons of the Administrator, or of an affiliate of the Administrator, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund or the Fund. The Distributor will pay certain of the expenses of the Fund incurred in connection with the continuous offering of its shares. The Distributor will pay certain promotional expenses of the Fund incurred in connection with the offering of shares of the Fund. Certain expenses will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-l under the Investment Company Act. See “Purchase of Shares — Distribution Plans.” [Accounting services are provided to the Fund by the Administrator, and the Fund reimburses the Administrator for its costs in connection with such services.]

Duration and Termination. Unless earlier terminated as described below, the Administration Agreement will remain in effect for two years from its effective date. Thereafter, it will remain in effect from year to year if approved annually (a) by the Board of Directors and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Management and Advisory Arrangements

Investment Advisory Services and Fee. The Fund invests all of its assets in shares of the Trust. Accordingly, the Fund does not invest directly in portfolio securities and does not require investment advisory services. All portfolio management occurs at the level of the Trust. The Trust has entered into an investment advisory agreement with FAM as Investment Adviser (the “Investment Advisory Agreement”). Subject to the supervision of the Trustees, the Investment Adviser is responsible for the actual management of the Trust’s portfolio and constantly reviews the Trust’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Trust. As discussed in “The Management Team — Management of the Fund” in the Prospectus, the Investment Adviser receives for its services to the Trust monthly compensation at the annual rate of 0.35% of the average daily net assets of the Trust.

Payment of Trust Expenses. The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Trust. The Investment Adviser is also obligated to pay, or cause an affiliate to pay, the fees of all Officers, Trustees and Directors who are affiliated persons of the Investment Adviser or any sub-adviser or of an affiliate of the Investment Adviser or any sub-adviser. The Trust pays, or causes to be paid, all other expenses incurred in the operation of the Trust (except to

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the extent paid by the Distributor), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, copies of the Registration Statement, charges of the custodian, any sub-custodian and the transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of non-interested Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust. [Accounting services are provided to the Trust by the Investment Adviser or an affiliate of the Investment Adviser, and the Trust reimburses the Investment Adviser or an affiliate of the Investment Adviser for its costs in connection with such services.]

Securities held by the Trust, may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate act as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Organization of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are “controlling persons’ of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

Duration and Termination. Unless earlier terminated as described below, the Investment Advisory Agreement will continue in effect for two years from its effective date. Thereafter, it will remain in effect from year to year if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Trust and (b) by a majority of the Trustees of the Trust who are not parties to the Investment Advisory Agreement or interested persons (as defined in the Investment Company Act) of any such party. The Investment Advisory Agreement is not assignable and will automatically terminate in the event of its assignment. In addition, such contract may be terminated by the vote of a majority of the outstanding voting securities of the Trust, or by the Investment Adviser without penalty on 60 days’ written notice to the other party.

Transfer Agency Services. Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of ML & Co., acts as the Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. [Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee ranging from $ 11.00 to $23.00 per account (depending on the level of services required) but is set at 0.10% for certain accounts that participate in certain fee-based programs. The Transfer Agent is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year.] Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

Distribution Expenses. The Fund has entered into a distribution agreement with the Distributor with respect to each class of Fund shares in connection with the continuous offering of shares of the Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other

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supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

Code of Ethics

The Board of Directors of the Fund, the Board of Trustees of the Trust, the Investment Adviser, and the Distributor (each, a “Rule l7j-l Organization”) have each adopted a Code of Ethics under Rule 17j-l of the Investment Company Act (the “Code”). The Code significantly restricts the personal investing activities of all employees of the Rule l7j-l Organizations and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

The Code requires that all employees of the Rule 17j-l Organizations pre-clear any personal securities investment (with limited exceptions, such as government securities). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Rule 17j-l Organizations include a ban on acquiring any securities in a “hot” initial public offering and a prohibition against profiting on short term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Rule 17j-l Organization. Furthermore, the Codes provide for trading “blackout periods” which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security.

PURCHASE OF SHARES

Reference is made to “Account Choices — How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

The Fund issues four classes of shares: shares of Class I and Class A are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class I, Class A, Class B and Class C share of the Fund represents an identical interest in the investment portfolio of the Fund, and has the same rights, except that Class A, Class B and Class C shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class A, Class B and Class C shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which the account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class A Distribution Plan). Each class has different exchange privileges. See “Shareholder Services — Exchange Privilege.”

MFD, an affiliate of the Investment Adviser and of Merrill Lynch, with offices at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (mailing address: P. 0. Box 9081, Princeton, New Jersey 08543-9081) acts as Distributor for the Fund.

The Fund offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge application to the class of shares selected by the investor. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after the order is placed. Generally, any purchase orders placed prior to the close of business on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) which includes orders placed after the determination of net asset value on the previous day, the applicable offering price will be based ‘on the net asset value on the day the order is placed. However, certain financial intermediaries may require submission of orders prior to that time.

The Fund or the Distributor may suspend the continuous offering of the Fund’s shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. The Distributor, the dealers or other financial intermediaries are not permitted to withhold placing orders to benefit themselves by a price change. Certain securities dealers or other financial intermediaries may charge a fee to process a sale of shares. For example, the fee charged by Merrill Lynch is currently $5.35. Purchases made directly through the Transfer Agent are not subject to the processing fee.

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Initial Sales Charge Alternatives — Class I and Class A Shares

Investors who prefer an initial sales charge alternative may elect to purchase Class A shares or, if an eligible investor, Class I shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class I shares should purchase Class I shares rather than Class A shares, because there is an account maintenance fee imposed on Class A shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive, because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class I or Class A shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charges, and, in the case of Class A shares, the account maintenance fee. Although some investors who previously purchased Class I shares may no longer be eligible to purchase Class I shares of other Mercury Funds, those previously purchased Class I shares, together with Class A, Class B and Class C share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class A account maintenance fees will cause Class A shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class I shares.

The term “purchase,” as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class I and Class A shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his or her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term “purchase” also includes purchases by any “company,” as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Eligible Class I Investors. Class I shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class I shares. Investors that currently own Class I shares of the Fund in a shareholder account are entitled to purchase additional Class I shares of the Fund in that account. Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class I shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by the Investment Adviser or any of its affiliates. Also eligible to purchase Class I shares at net asset value are participants in certain investment programs including certain managed accounts for which a trust institution, thrift or bank trust department provides discretionary trustee services, certain collective investment trusts for which a trust institution, thrift, or bank trust department serves as trustee, certain purchases made in connection with certain fee-based programs and certain purchases made through certain financial advisers that meet and adhere to standards established by the Investment Adviser. In addition, Class I shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees, to members of the Boards of FAM and Affiliates-Advised investment companies, including the Fund; and to employees of certain selected dealers or other financial intermediaries. Class I shares may also be offered at net asset value to certain accounts over which the Investment Adviser or an affiliate exercises investment discretion.

The Distributor may reallow discounts to selected dealers or other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers or other financial intermediaries. Since securities dealers or other financial intermediaries selling Class I and Class A shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

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Reduced Initial Sales Charges

Reductions in or exemptions from the imposition of a sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed to obtain such investments.

Reinvested Dividends. No initial sales charges are imposed upon Class I and Class A shares issued as a result of the automatic reinvestment of dividends.

Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser’s combined holdings of all classes of shares of the Fund and of other Mercury mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser’s securities dealer or other financial intermediary, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class I or Class A shares of the Fund or any other Mercury mutual funds made within a l3-month period starting with the first purchase pursuant to the Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund’s Transfer Agent. The Letter of Intent is not available to employee benefit plans for which affiliates of the Investment Adviser provide plan participant record-keeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class I or Class A shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class I and Class A shares of the Fund and of other Mercury mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the execution of such Letter, the difference between the sales charge on the Class I or Class A shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class I or Class A shares equal to five percent of the intended amount will be held in escrow during the l3-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge but there will be no retroactive reduction of the sales charges on any previous purchase.

The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund (“Summit”) into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

Purchase Privileges of Certain Persons. Members of the Board of Directors of the Fund and Trustees of the Trust and of other investment companies advised by the Investment Adviser or its affiliates, directors and employees of ML & Co. and its subsidiaries (the term “subsidiaries,” when used herein with respect to ML & Co., includes FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.), employees of certain selected dealers, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class I shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors or trustees wishing to purchase shares of the Fund must satisfy the Fund’s suitability standards.

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Class I and Class A shares are also offered at net asset value to certain accounts over which the Investment Adviser or an affiliate exercises investment discretion.

Managed Trusts. Class I shares are offered at net asset value to certain trusts to which trust institutions, thrifts, and bank trust departments provide discretionary trustee services.

Acquisition of Certain Investment Companies. Class A shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class I or Class A shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan and/or the aggregate amount invested by the plan in specified investments. Certain other plans may purchase Class B shares with a waiver of the contingent deferred sales charge (“CDSC”) upon redemption, based on similar criteria. Such Class B shares will convert into Class A shares approximately ten years after the plan purchases the first share of any Mercury mutual fund. Minimum purchase requirements may be waived or varied for such plans. For additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements, call your plan administrator or your selected dealer or other financial intermediary.

Purchases Through Certain Financial Intermediaries. Reduced sales charges may be applicable for purchases of Class I or Class A shares of the Fund through certain financial advisers, selected dealers, brokers, investment advisers, service providers and other financial intermediaries that have an agreement with the Investment Adviser.

Distribution Plans

Reference is made to “Account Choices — Pricing of Shares” in the Prospectus for certain information with respect to separate distribution plans for Class A, Class B, and Class C shares pursuant to Rule l2b- l under the Investment Company Act of the Fund (each a “Distribution Plan”) with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

The Distribution Plan for each of the Class A, Class B and Class C shares provides that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor for providing, or arranging for the provision of, account maintenance activities.

The Distribution Plan for each of the Class B and Class C shares provides that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor for providing, or arranging for the provision of, shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial intermediaries for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through financial intermediaries without the assessment of an initial sales charge and at the same time permit the Distributor to compensate financial intermediaries in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class I and Class A shares of the Fund in that the ongoing distribution fees and deferred sales charges provide for the financing of the distribution of the Fund’s Class B and Class C shares.

The payments under the Distribution Plans are subject to the provisions of Rule 12b-l under the Investment Company Act, and are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Board of Directors of the Fund for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 3l of each year on a “fully allocated accrual” basis and quarterly on a “direct expense and

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revenue/cash” basis. On the fully allocated basis, revenues consist of the account maintenance fees, the distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, the distribution fees and CDSCs and the expenses consist of financial consultant compensation.

The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and selected dealers or other financial intermediaries in connection with the Class A, Class B and Class C shares, and there is no assurance that the Board of Directors of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Board of Directors of the Fund will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares to Class A shares as set forth under “Account Choices — How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

In their consideration of each Distribution Plan, the Board of Directors of the Fund must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Directors shall be committed to the discretion of the non-interested Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-l , the non-interested Directors concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of Directors, including a majority of the non-interested Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-l further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

Limitations on the Payment of Deferred Sales Charges

The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. (“NASD”) imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares, but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus l % (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC).

REDEMPTION OF SHARES

Reference is made to “Account Choices — How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

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The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission , as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending in part on the market value of the securities held by the Fund at such time.

Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts (“UGMA/UTMA accounts”).

Redemption

A shareholder wishing to redeem shares held with the Transfer Agent may do so by tendering the shares directly to the Fund’s Transfer Agent, Financial Data Services, Inc., P0 Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent’s register. The signature(s) on the redemption request may require a guarantee by an “eligible guarantor institution” as defined in Rule l7Ad-l 5 under the Securities Exchange Act of l 934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons whose name(s) shares are recorded on the Transfer Agent’s register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent’s register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as, but not limited to UGMA/UTMA accounts, Joint Tenancies with Right of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal Funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash, Federal Funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which will usually not exceed l0 days.

Repurchase

The Fund will also repurchase shares through a shareholder’s listed securities dealer or other financial intermediary. The Fund will normally accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Generally, shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the dealer or other financial intermediary prior to the close of business on the NYSE (generally the NYSE closes at 4:00 p.m., Eastern time) and such request is received by the Fund from such dealer or other financial intermediary not later than 30 minutes after the close of business on the NYSE on the same day. However, certain financial

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intermediaries may require submission of orders prior to that time. Dealers and other financial intermediaries have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day’s closing price.

These repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms that do not have agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Certain securities dealers or other financial intermediaries may charge a processing fee to confirm a repurchase of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Fees charged by other securities dealers may be higher or lower. Repurchases directly through the Fund’s Transfer Agent, on accounts held at the Transfer Agent, are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem shares as set forth above.

Reinstatement Privilege — Class I and Class A Shares

Shareholders of the Fund who have redeemed their Class I and Class A shares have a privilege to reinstate their accounts by purchasing Class I or Class A shares of the Fund, as the case may be, at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor’s financial consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

Deferred Sales Charges — Class B and Class C Shares

Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Mercury mutual funds.

As discussed in the Prospectus under “Account Choices — Pricing of Shares — Class B and Class C Shares — Deferred Sales Charge Options,” while Class B shares redeemed within six years of purchase are subject to a CDSC under most circumstances, the charge may be reduced or waived in certain instances. These include certain post-retirement withdrawals from an IRA or other retirement plan or redemption of Class B shares in certain circumstances following the death of a Class B shareholder. In the case of such withdrawal, reduction or waiver applies to: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan on attaining age 59-1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution); or (b) any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability or, if later, reasonably promptly following completion of probate or in connection with involuntary termination of an account in which Fund shares are held (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution).

The charge may also be reduced or waived in other instances, such as: (c) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers; (d) redemptions in connection with participation in certain fee-based programs managed by the Investment Adviser or its affiliates; (e) redemptions in connection with participation in certain fee-based programs managed by selected dealers and other financial intermediaries that have agreements with the Investment Adviser; or (f) withdrawals through the Systematic Withdrawal Plan of up to l0% per year of your account value at the time the plan is established.

In determining whether a Class B CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore it will be assumed that the redemption

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is first of shares held for over six years or shares pursuant to reinvestment of dividends or distributions and then of shares held longest during the six-year period. The charge will be assessed on an amount equal to the lesser of the proceeds of the redemption or the cost of shares being redeemed and will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

Class C shares are subject only to a one-year 1% CDSC. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The Class C CDSC may be waived in connection with participation in certain fee-based programs, involuntary termination of an account in which Fund shares are held, and withdrawals through the Systematic Withdrawal Plan.

In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of selected dealers or other financial intermediaries related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial intermediaries for selling Class B and Class C shares. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase.

Conversion of Class B Shares to Class A Shares. As discussed in the Prospectus under “Account Choices — Pricing of Shares — Class B and Class C Shares — Deferred Sales Charge Options,” Class B shares of equity Mercury mutual funds convert automatically to Class A shares approximately eight years after purchase (the “Conversion Period”). Automatic conversion of Class B shares into Class A shares will occur at least once each month (on the “Conversion Date”) on the basis of the relative net asset value of the shares of the two classes on Conversion Date, without the imposition of any sales charge, fee or other charge.

The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans that qualified for a waiver of the CDSC normally imposed on purchases of Class B shares (“Class B Retirement Plans”). When the first share of any Mercury mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between Mercury mutual funds and the Class B Retirement Plan was established), all Class B shares of all Mercury mutual funds held in that Class B Retirement Plan will be converted into Class A shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class A shares of the appropriate funds at net asset value per share.

The Conversion Period may also be modified for retirement plan investors who participate in certain fee-based programs. See “Shareholder Services — Fee-Based Programs” below.

The Distributor compensates financial intermediaries for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the ongoing distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) or other financial intermediaries related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial intermediaries for selling Class B and Class C shares. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See “Purchase of Shares — Distribution Plans” above. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See “Purchase of Shares — Limitations on the Payment of Deferred Sales Charges” above.

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PORTFOLIO TRANSACTIONS

Because the Fund will invest exclusively in shares of the Trust, it is expected that all transactions in portfolio securities will be entered into by the Trust. Subject to policies established by the Board of Trustees of the Trust, the Investment Adviser is primarily responsible for the execution of the Trust’s portfolio transactions. In executing such transactions, the Investment Adviser seeks to obtain the best net results for the Trust, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Trust will not necessarily be paying the lowest commission or spread available.

Subject to obtaining the best net results, brokers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Trust. Such supplemental research services ordinarily consist of assessments and analysis of the business or prospects of a company, industry, or economic sector. If, in the judgment of the Investment Adviser, the Trust will be benefited by such supplemental research services, the Investment Adviser is authorized to pay commissions to brokers furnishings such services that are in excess of commissions that another broker may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under its Investment Advisory Agreement. The expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Investment Adviser may use such supplemental research in providing investment advice to its other investment advisory accounts. In addition, consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and policies established by the Trustees of the Trust, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Trust.

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to the policy established by the Board of Trustees, the Investment Adviser is primarily responsible for the portfolio decisions of the Trust and the placing of its portfolio transactions. In placing orders, it is the policy of the Trust to obtain the best price and execution for its transactions. Affiliated persons of the Trust, including Merrill Lynch, may serve as its broker in over-the-counter transactions conducted on an agency basis.

Brokerage commissions and other transaction costs on transactions in foreign securities are generally higher than in the United States, although the Trust will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less governmental supervision and regulation of foreign securities dealers and brokers than in the United States.

The securities in which the Trust invests are primarily traded in the over-the-counter market and, where possible, the Trust deals directly with the dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Trust will consist primarily of dealer or underwriter spreads. Under the Investment Company Act, persons affiliated with the Trust and persons who are affiliated with such affiliated persons are prohibited from dealing with the Trust as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Trust, including Merrill Lynch and any of its affiliates, will not serve as the Trust’s dealer in such transactions. However, affiliated persons of the Trust may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

The Trust may not purchase securities during the existence of any underwriting syndicate of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Trustees of the Trust that either comply with rules adopted by the Commission or

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with interpretations of the Commission Staff.Rule 10f-3 under the Investment Company Act sets forth conditions under which the Trust may purchase corporate bonds from an underwriting syndicate of which Merrill Lynch is a member.The rule sets forth requirements relating to, among other things, the terms of an issue of corporate bonds purchased by the Trust, the amount of corporate bonds that may be purchased in any one issue and the assets of the Trust that may be invested in a particular issue.

The Trust’s ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Trust are redeemable on a daily basis in U.S. dollars, the Trust intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Trust in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Trust and annual statements as to aggregate compensation will be provided to the Trust. Securities may be held by, or be appropriate investments for, the Trust as well as other funds or investment advisory clients of the Investment Adviser and MLAM.

The Board of Trustees of the Trust has considered the possibility of seeking to recapture for the benefit of the Trust brokerage commissions and other expenses of portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Trust to the Investment Adviser. After considering all factors deemed relevant, the Board of Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.

Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Trust or other clients or funds for which the Investment Adviser or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply or securities being sold, there may be an adverse effect on price.

PRICING OF SHARES

Determination of Net Asset Value

Reference is made to “Account Choices — How Shares are Priced” in the Prospectus.

The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday after the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.

The net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the fees payable to the Administrator and the Distributor, and the advisory fees payable indirectly by the Trust to the Investment Adviser, are accrued daily.

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The principal assets of the Fund will normally be its interest in the Trust, which will be valued at its net asset value. Net asset value is computed by dividing the value of the securities held by the Trust plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the management fees and any account maintenance and/or distribution fees, are accrued daily.

The per share net asset value of Class A, Class B and Class C shares generally will be lower than the per share net asset value of Class I shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to Class A shares. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.

Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter (“OTC”) market are valued at the mean of the most recent bid and ask prices as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the OTC market. Options on debt securities, which are traded on exchanges, are valued at the last asked price for options written and the last bid price for options purchased. Interest rate futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. The Trust employs Merrill Lynch Securities Pricing Service, an affiliate of Merrill Lynch, to provide securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may use a matrix system for valuations. These procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Each investor in the Trust may add to or reduce its investment in the Trust on each day the NYSE is open for trading. The value of each investor’s (including the Fund’s) interest in the Trust will be determined after the close of business on the NYSE by multiplying the net asset value of the Trust by the percentage, effective for that day, that represents that investor’s share of the aggregate interests in the Trust. The close of business on the NYSE is generally 4:00 p.m., Eastern Time. Any additions or withdrawals to be effected on that day will then be effected. The investor’s percentage of the aggregate beneficial interests in the Trust will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Trust as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Trust effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Trust as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Trust by all investors in the Trust. The percentage so determined will then be applied to determine the value of the investor’s interest in the Trust after the close of business of the NYSE on the next determination of net asset value of the Trust.

SHAREHOLDER SERVICES

The Fund offers a number of shareholder services described below that are designed to facilitate investment in its shares. Full details as to each such service and copies of the various plans described below can be obtained from the Fund, the Distributor or your selected dealer or other financial intermediary.

Investment Account

Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the

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reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent.

The Fund does not issue share certificates. Shareholders may transfer their Fund shares to another securities dealer or other financial intermediary that has an authorized agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer and all future trading of these assets must be coordinated by the new firm. If a shareholder wishes to transfer his or her shares to a securities dealer or other financial intermediary that has not entered into an authorized agreement with the Distributor, the shareholder must either (i) redeem his or her shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. The shareholder may also request the new securities dealer or other financial intermediary to maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer or other financial intermediary for the benefit of the shareholder whether the securities dealer or other financial intermediary has entered into an authorized agreement or not.

Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from a selected dealer to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares, paying any applicable CDSC, so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at a selected dealer for those shares.

Automatic Investment Plan

A shareholder may make additions to an Investment Account at any time by purchasing Class I shares (if an eligible Class I investor) or Class A, Class B or Class C shares at the applicable public offering price. These purchases may be made either through the shareholder’s securities dealer or other financial intermediary or by mail directly to the Transfer Agent, acting as agent for such securities dealer. You may also add to your account by automatically investing a specific amount in the Fund on a periodic basis through your selected dealer. The current minimum for such automatic additional investments is $100. This minimum may be waived or revised under certain circumstances.

Automatic Dividend Reinvestment Plan

Unless specific instructions are given as to the method of payment, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of Fund. Such reinvestment will be at the net asset value of shares of the Fund as determined after the close of business on the NYSE on the payment date for such dividends. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.

Shareholders may, at any time, by written notification to their selected dealer or other financial intermediary if the shareholder’s account is maintained with a selected dealer or by written notification or by telephone (1-888-763-2260) to the Transfer Agent, if the account is maintained with the Transfer Agent, elect to have subsequent dividends, paid in cash, rather than reinvested in shares of the Fund or vice versa (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder’s bank account.

Systematic Withdrawal Plan

A shareholder may elect to make withdrawals from an Investment Account of Class I, Class A, Class B or Class C shares in the form of payments by check or through automatic payment by direct deposit to such shareholder’s bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current

31

offering price, of $5,000 or more , and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder’s account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. With respect to shareholders who hold accounts directly at the Transfer Agent, redemptions will be made at net asset value as determined as described herein on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. With respect to shareholders who hold accounts with their broker-dealer, redemptions will be made at net asset value determined as described herein on the first, second, third or fourth Monday of each month, or the first, second, third or fourth Monday of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined after the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for withdrawal payment will be made on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in shares of the Fund. A shareholder’s systematic withdrawal plan may be terminated at any time, without a charge or penalty, by the shareholder, the Fund, the Fund’s Transfer Agent or the Distributor.

Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder’s original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year’s scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed l0% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See “Account Choices — Pricing of Shares — Class B and Class C Shares — Deferred Sales Charge Options” in the Prospectus. Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class A shares, a shareholder must make a new election to join the systematic withdrawal program with respect to the Class A shares. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her financial consultant.

Retirement and Education Savings Plans

The minimum initial purchase to establish a retirement or an education savings plan is $100. Dividends received in each of the plans are exempt from Federal taxation until distributed from the plans. Different tax rules apply to Roth IRA plans and education savings plans. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any such plan.

Exchange Privilege

U.S. shareholders of each class of shares of the Fund have an exchange privilege with other Mercury mutual funds and Summit. The exchange privilege does not apply to any other funds. Under the Fund’s pricing system, Class I shareholders may exchange Class I shares of the Fund for Class I shares of a second Mercury mutual fund. If the Class I shareholder wants to exchange Class I shares for shares of a second fund, but does not hold Class I shares of the second fund in his or her account at the time of exchange and is not otherwise eligible to acquire Class I shares of the second fund, the shareholder will receive Class A shares of the second fund as a result of the exchange. Class A shares also may be exchanged for Class I shares of a second Mercury mutual fund at any time as long as, at the time of the exchange, the shareholder is eligible to acquire Class I shares of any Mercury mutual

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fund. Class A, Class B and Class C shares are exchangeable with shares of the same class of other Mercury mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is “tacked” to the holding period of the newly acquired shares of the other fund as more fully described below. Class I, Class A, Class B and Class C shares also are exchangeable for shares of Summit, a money market fund specifically designated for exchange by holders of Class I, Class A, Class B or Class C shares. Class I and Class A shares will be exchanged for Class A shares of Summit, and Class B and Class C shares will be exchanged for Class B shares of Summit. Summit Class A and Class B shares do not include any front-end sales charge or CDSC; however, Summit Class B shares pay a 12b-l distribution fee of 0.75% and are subject to a CDSC payable as if the shareholder still held shares of the Mercury fund used to acquire the Summit Class B shares.

Exchanges of Class I or Class A shares outstanding (“outstanding Class I or Class A shares”) for Class I or Class A shares of another Mercury mutual fund, or for Class A shares of Summit (“new Class I or Class A shares”) are transacted on the basis of relative net asset value per Class I or Class A share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class I or Class A shares and the sales charge payable at the time of the exchange on the new Class I or Class A shares. With respect to outstanding Class I or Class A shares as to which previous exchanges have taken place, the “sales charge previously paid” shall include the aggregate of the sales charges paid with respect to such Class I or Class A shares in the initial purchase and any subsequent exchange. Class I or Class A shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class I or Class A shares. For purposes of the exchange privilege, dividend reinvestment Class I and Class A shares shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class I or Class A shares on which the dividend was paid. Based on this formula, Class I and Class A shares of the Fund generally may be exchanged into the Class I and Class A shares, respectively, of the other funds with a reduced or without a sales charge.

In addition, each of the funds with Class B and Class C shares outstanding (“outstanding Class B or Class C shares”) offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively (or, in the case of Summit, Class B shares) (“new Class B or Class C shares”), of another Mercury mutual fund or of Summit on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B shares is “tacked” to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of another Mercury fund (“new Mercury Fund”) after having held the Fund’s Class B shares for two-and-a-half years. The 3% CDSC that generally would apply to a redemption would not apply to the exchange. Four years later the investor may decide to redeem the Class B shares of new Mercury Fund and receive cash. There will be no CDSC due on this redemption since by “tacking” the two-and-a-half year holding period of the Fund’s Class B shares to the four year holding period for the new Mercury Fund Class B shares, the investor will be deemed to have held the new Mercury Fund Class B shares for more than six years.

Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. To exercise the exchange privilege, shareholders should contact their financial intermediary, who will advise the Fund of the exchange. Shareholders of the Fund and shareholders of the other funds described above with shares for which certificates have not been issued may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed exchange application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

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Fee-Based Programs

Certain fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”) may permit the purchase of Class I shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares, which will be exchanged for Class I shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in certain Programs may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value. In addition, upon termination of participation in certain Programs, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding certain specific Programs offered through particular selected dealers or other financial intermediaries (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in the Program’s client agreement and from the shareholder’s selected dealer.

DIVIDENDS AND TAXES

Dividends

The Fund intends to distribute substantially all its net investment income monthly, if any. The net investment income of the Fund is declared as dividends daily immediately prior to the determination of the net asset value of the Fund on that day and is reinvested monthly in additional full and fractional shares of the Fund at net asset value unless the shareholder elects to receive such dividends in cash. The net investment income of the Fund for dividend purposes consists of interest and dividends earned on portfolio securities, less expenses, in each case computed since the most recent determination of net asset value. All net realized capital gains, if any, will be distributed to the Fund’s shareholders at least annually. From time to time, the Fund may declare a special dividend at or about the end of the calendar year in order to comply with a Federal tax requirement that certain percentages of its ordinary income and capital gains be distributed during the calendar year. See “Shareholder Services — Automatic Dividend Reinvestment Plan” for information concerning the manner in which dividends are reinvested automatically in shares of the Fund. A shareholder whose account is maintained at the Transfer Agent or whose account is maintained through Merrill Lynch may elect in writing to receive any dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class I and Class A shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends on Class A shares will be lower than the per share dividends on Class I shares as a result of the account maintenance fees applicable with respect to the Class A shares. See “Determination of Net Asset Value.”

Taxes

The Fund intends to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class I, Class A, Class B and Class C shareholders (together, the “shareholders”). The Fund intends to distribute substantially all of such income.

In order to qualify, the Fund must among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities, certain gains from foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other RICs, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund’s

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total assets and 10% of the outstanding voting securities of such issuer; and (iv) at the end of each fiscal quarter have no more than 25% of its assets invested in the securities (other than those of the government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.

Dividends paid by the Fund from its ordinary income and distributions of the Fund’s net realized short-term capital gains (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income.

Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than l 2 months over net short-term capital losses, and including such gains from certain transactions in futures and options) (“capital gain dividends”) distributed to shareholders will be taxable as capital gain to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 20%. The maximum capital gain rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. A portion of the Fund’s ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction between the Class I, Class A, Class B and Class C shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to the Class I, Class A, Class B and Class C shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the RIC and received by the shareholders on December 31 of the year in which such dividend was declared.

Shareholders should consult their tax advisors regarding the availability and effect of a certain tax election to mark-to-market shares of the Fund held on January 1, 2001. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. The new tax rates for capital gains described above apply to distributions of capital gain dividends by regulated investment companies (“RICs”) such as the Fund as well as to sales and exchanges of shares in RICs such as the Fund.

The Fund will invest in securities rated in the lower rating categories of nationally recognized rating organizations, in unrated securities of comparable quality (together with lower-rated securities, “junk bonds”) and in high-yield Corporate Loans, as previously described. Some of these junk bonds and high-yield Corporate Loans may be purchased at a discount and may therefore cause the Fund to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest payments on junk bonds and high-yield Corporate Loans may be treated as dividends for Federal income tax purposes; in such case, if the issuer of the junk bonds or high-yield Corporate Loans is a domestic corporation, dividend payments by the Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.

The Fund may recognize interest attributable to it from holding zero coupon securities. Current federal law requires that, for most zero coupon securities, the Fund must accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. In addition, the Fund may invest in pay-in-kind securities on which payments of interest consist of securities rather than cash. As an investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by sales of portfolio securities, if necessary. The Fund may realize a gain or loss from such sales.

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Dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

Some shareholders may be subject to a 31% withholding tax on reportable ordinary income dividends and capital gains dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he is not otherwise subject to backup withholding.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder’s basis in the Class D shares acquired will be the same as such shareholder’s basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares.

If a shareholder exercises his exchange privilege within 90 days after the date such shares were acquired to acquire shares in a second Fund (“New Fund”), then the loss, if any, recognized on the exchange will be reduced (or the gain, if any, increased) to the extent the load charge paid to the Fund reduces any load charge such shareholder would have been required to pay on the acquisition of the New Fund shares in the absence of the exchange privilege. Instead, such load charge will be treated as an amount paid for the New Fund shares and will be included in the shareholder’s basis for such shares.

Under another provision of the Code, any dividend declared by the Fund to shareholders of record in October, November, or December of any year and made payable to shareholders of record in such a month will be deemed to have been received on December 31 of such year if actually paid during the following January.

A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

As indicated above, the Code imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98 percent of the Fund’s investment company income, with certain adjustments, for such calendar year, plus 98 percent of the Fund’s capital gain net income for the one-year period ending on October 31, of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements.

Only dividends paid by the Fund which are attributable to dividends received by the Fund will qualify for the 70% dividends-received deduction for corporations. In addition, corporate shareholders must have held their shares in the Fund for more than 45 days to qualify for the deduction on dividends paid by the Fund. Because most of the income of the Fund will be interest income, rather than dividends on common or preferred stock, it is unlikely that any substantial proportion of its distributions will be eligible for the dividends-received deduction available for corporations under the Code.

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The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent sections of the Code and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change by legislative or administrative action. Investors are urged to consult their attorneys or tax advisers regarding specific questions as to federal, foreign, state or local taxes.

Ordinary income and capital gains dividends may also be subject to state and local taxes.

Tax Treatment of Transactions in Options on Debt Securities, Futures Contracts and Options Thereon

The Fund may purchase and sell interest rate futures contracts and may write and purchase call and put options on such futures contracts and on certain debt securities. The Fund may write or purchase options which will be classified as “nonequity options” under the Code. Generally, gain and loss resulting from transactions in options on debt securities, as well as gain and loss from transactions in futures contracts and options thereon, will be treated as long-term capital gain or loss to the extent of 60 percent thereof and short-term capital gain or loss to the extent of 40 percent thereof (hereinafter “blended gain or loss”). In the case of the exercise or assignment of an option on a debt security, the premium paid or received by the Fund generally will adjust the gain or loss on disposition of the underlying security.

Any option or futures contract held by the Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. The capital gains and losses of the Fund will be combined in each fiscal year to determine the capital gains and losses of the Fund, as described above.

In addition, the Fund trading strategies may constitute “straddle” transactions with futures contracts, options thereon and options on debt securities. “Straddles” may affect the taxation of futures contracts and options, and may cause the postponement of recognition of losses incurred in certain closing transactions.

The requirements for classification as a regulated investment company may restrict the Fund’s ability to engage in certain options and futures contract transactions. The Fund has obtained a private letter ruling from the Internal Revenue Service providing the Fund with relief from certain provisions of the Code which might otherwise affect its ability to engage in such transactions.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and the Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

Dividends and gains on the sale or exchange of shares in the Fund may also be subject to state and local taxes.

Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, local or foreign taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

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PERFORMANCE DATA

From time to time, the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return is based on the Fund’s historical performance and is not intended to indicate future performance. Average annual total return is determined separately for Class I, Class A, Class B and Class C shares in accordance with a formula specified by the Commission.

Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class I and Class A shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period as in the case of Class B and Class C shares and the maximum sales charge in the case of Class I and Class A shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included. Actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by (b) the average number of shares outstanding during the period that were entitled to received dividends multiplied by the maximum offering price per share on the last day of the period.

In order to reflect the reduced sales charges in the case of Class I or Class A shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under “Purchase of Shares” and “Redemption of Shares,” respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

Total return figures are based on the Fund’s historical performance and are not intended to indicate future performance. The Fund’s total return will vary depending on market conditions, the securities comprising the Fund’s portfolio, the Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

On occasion, the Fund may compare its performance to various indices including, the Standard & Poor’s 500 Index, The Value Line Composite Index, the Dow Jones Industrial Average, other market indexes or other published indices, or to data contained in publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc. (“Morningstar”), other competing universes, Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine and CDA Investment Technology, Inc. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historical performance of the Fund and the index, such as standard deviation and beta. In addition, from time to time, the Fund may include the Fund’s Morningstar risk-adjusted performance rating in advertisements or supplemental

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sales literature. The Fund may from time to time quote in advertisement or other materials other applicable measures of performance and may also make references to awards that may be given to the Investment Adviser. As with other performance data, performance comparisons should not be considered indicative of the Fund’s relative performance for any future period.

Set forth below is total return and yield information for Class A, Class B, Class C and Class D shares of the Trust.

Merrill Lynch U.S. High Yield Fund

Period	Class A Shares	Class B Shares

	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return (including maximum applicable sales charges)
One Year Ended March 31, 2000	(5.89%)	(6.20%)

Inception (May 1, 1998) to March 31, 2000	(1.85%)	(1.79%)

	Yield
30 days ended March 31, 2000	11.56%	11.39%
	Tax Equivalent Yield*
30 days ended March 31, 2000	16.06%	15.82%
*Based on a Federal income tax rate of 28%.

Period	Class C Shares	Class D Shares

	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return (including maximum applicable sales charges)
One Year Ended March 31, 2000	(3.63%)	(6.13%)

Inception (May 1, 1998) to March 31, 2000	(0.98%)	(2.10%)

	Yield
30 days ended March 31, 2000	11.38%	11.45%
	Tax Equivalent Yield*
30 days ended March 31, 2000	15.81%	15.90%
*Based on a Federal income tax rate of 28%.

The Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. The Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

GENERAL INFORMATION

Description of Shares

The Fund is a “feeder” fund that invests in the Trust. Investors in the Fund will acquire an indirect interest in the Trust. The Trust accepts investments from other feeder funds, and all of the feeders of the Trust bear the Trust’s expenses in proportion to their assets. This structure may enable the Fund to reduce costs through economies of scale. A larger investment portfolio also may reduce certain transaction costs to the extent that contributions to and redemptions from the Trust from different feeders may offset each other and produce a lower net cash flow.

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However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the same Trust on more attractive term, or could experience better performance, than another feeder.

The Fund is a Maryland corporation incorporated on June 12, 2000. It has an authorized capital of_____________ shares of Common Stock, par value $.00l per share, of which the Fund is authorized to issue [125,000,000] shares of each of Class I, Class A, Class B and Class C shares.

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of directors of the Fund (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders, except that shareholders of the class bearing distribution expenses as provided above shall have exclusive voting rights with respect to matters relating to such distribution expenditures (except that Class B shareholders may vote on any material changes to expenses charged under the Class A Distribution Plan). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of the Fund, in which event the holders of the remaining shares would be unable to elect any person as a Director.

Whenever the Trust holds a vote of its feeder funds, the Fund will pass the vote through to its own shareholders Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Fund over the operations of the Trust. The Fund may withdraw from the Trust at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund’s assets directly.

There normally will be no meeting of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by the shareholders, at which time the directors then in office will call a shareholders’ meeting for the election of directors. Shareholders may, in accordance with the terms of the Articles of Incorporation, cause a meeting of shareholders to be held for the purpose of voting on the removal of directors. Also, the Fund will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in account maintenance fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the directors shall continue to hold office and appoint successor directors. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except for any expenses which may be attributable to only one class. Shares issued are fully-paid and non-assessable by the Fund.

The Trust is organized as a Delaware Business Trust. Whenever the Fund is requested to vote on any matter relating to the Trust, the Fund will hold a meeting of its shareholders and will cast its vote as instructed by the Fund’s shareholders.

The offering price for Class I, Class A, Class B and Class C shares of the Fund based on the projected value of the Fund’s estimated net assets and the projected number of shares outstanding on the date its shares are offered for sale to public investors is as follows:

	Class I	Class A	Class B	Class C
Net Assets	$ 25,000	$ 25,000	$ 25,000	$ 25,000
Number of Shares Outstanding	2,500	2,500	2,500	2,500
Net Asset Value Per Share (net assets divided
by number of shares outstanding)	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Sales Charge (for Class I and Class A shares:
5.25% of Offering Price (5.54% of net amount
invested))*	.55	55	**	**
Offering Price	$ 10.55	$ 10.55	$ 10.00	$ 10.00

*	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See “Account Choices — Class B and Class C Shares — Deferred Sales Charge Options” in the Prospectus and “Redemption of Shares — Deferred Sales Charges — Class B and Class C Shares” herein.

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Independent Auditors

Deloitte & Touche LLP, Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

Custodian

State Street Bank and Trust Company (the “Custodian”), One Heritage Drive P2N, North Quincy, Massachusetts 02l7l, acts as the custodian of the Fund’s assets. Under its contract with the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments.

Transfer Agent

Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-64847 which is a wholly owned subsidiary of ML & Co., acts as the Fund’s Transfer Agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement (the “Transfer Agency Agreement”).

The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

Legal Counsel

Clifford Chance Rogers & Wells, LLP, 200 Park Avenue, New York, New York 10166, is counsel for the Fund.

Reports to Shareholders

The Fund sends to its shareholders at least semi-annually reports showing the Fund’s portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

Additional Information

The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

[FAM provided the initial capital for the Fund by purchasing 10,000 shares of the Fund, for an aggregate of $100,000. Such shares were acquired for investment and can only be disposed of by redemption. To the extent the organizational expenses of the Fund are paid by the Fund they will be expensed and immediately charged to net asset value. See “Determination of Net Asset Value.”

Prior to the offering of the Fund’s shares, FAM will be the Fund’s sole shareholder and deemed a controlling person of the Fund.]

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MERCURY U.S. HIGH YIELD FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

[ , 2000]

ASSETS:
Cash (Note 1)	$100,000
Prepaid registration fees (Note 3)	183,195
Prepaid offering costs (Note 3)	100,000
Total Assets	$383,195
LIABILITIES:
Liabilities and accrued expenses	$283,195
NET ASSETS:	$100,000
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, .001 par value, 125,000,000 shares authorized	$ 3
Class A Shares of Common Stock, .001 par value, 125,000,000 shares authorized	$ 3
Class B Shares of Common Stock, .001 par value, 125,000,000 shares authorized	$ 3
Class C Shares of Common Stock, .001 par value, 125,000,000 shares authorized	$ 3
Paid-in Capital in excess of par	$ 99,988
NET ASSETS:	$100,000
NET ASSETS VALUE:
Class I—Based on net assets of $25,000 and 2,500 shares outstanding	$ 10.00
Class A—Based on net assets of $25,000 and 2,500 shares outstanding	$ 10.00
Class B—Based on net assets of $25,000 and 2,500 shares outstanding	$ 10.00
Class C—Based on net assets of $25,000 and 2,500 shares outstanding	$ 10.00

Notes to Financial Statements.

(1)	Mercury U.S. High Yield, Inc. (the “Fund”) was organized as a Maryland corporation on June 12, 2000. The Fund is registered under the Investment Company Act as a diversified open-end management investment company. To date, the Fund has not had any transactions other than those relating to organizational matters and the sale of 2,500 Class I shares, 2,500 Class A shares, 2,500 Class B shares and 2,500 Class C shares of Common Stock to Fund Asset Management, L.P. (the “Investment Adviser”). The Fund invests all of its assets in Master U.S. High Yield Trust (the “Trust”).
(2)	The Trust will enter into an Investment Advisory Agreement with the Investment Adviser. The Fund will enter into a Distribution Agreement with Mercury Funds Distributor, a division of Princeton Funds Distributor, Inc. (the “Distributor”). (See “Management of the Fund — Management and Advisory Arrangements” in the Statement of Additional information.) Certain officers and/or trustees of the Trust and certain officers and/or directors of the Fund are officers and/or directors of the Investment Adviser and the Distributor.
(3)	Prepaid registration fees are charged to income as the related shares are issued. Prepaid offering costs consist of legal and printing fees related to preparing the initial registration statement, and will be amortized over a 12 month period beginning with the commencement of operations of the Fund. The Investment Adviser, on behalf of the Fund, will incur organization costs estimated at $45,000.

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MASTER U.S. HIGH YIELD TRUST

STATEMENT OF ASSETS AND LIABILITIES

[ , 2000]

ASSETS:
Cash	$100,100
Prepaid offering costs (Note 3)	20,000
Total Assets	$120,100
Less liabilities and accrued expenses	20,000
Net Assets applicable to investors’ interest in the Fund (Note 1)	$100,100

Notes to Financial Statement.

(1)	Master U.S. High Yield Trust (the “Trust”) was organized as a Delaware business trust on , 2000. Mercury U.S. High Yield Fund, Inc. (the “Fund”) invests all of its assets in the Trust. To date, the Trust has not had any transactions other than those relating to organizational matters, an indirect $100,000 capital contribution to the Trust by Fund Asset Management, L.P. (the “Investment Adviser”) through the Fund and a $100 partnership contribution to the Fund by Princeton Funds Distributor, Inc. (the “Distributor”).
(2)	The Trust will enter into an investment advisory agreement (the “Advisory Agreement”) with the Investment Adviser (See “Management of the Fund — Management and Advisory Arrangements”). Certain officers and/or Trustees of the Trust are officers and/or directors of the Investment Adviser and the Distributor.
(3)	Prepaid offering costs consist of legal fees related to preparing the initial registration statement, and will be amortized over a 12 month period beginning with the commencement of operations of the Trust. The Investment Adviser, on behalf of the Trust, will incur organization costs estimated at $25,000.

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APPENDIX A

Interest Rate Futures, Options Thereon and Options on Debt Securities

The Fund may trade options on debt securities, purchase and sell interest rate, bond and bond index futures contracts (“futures contracts”) and purchase and write call and put options on futures contracts. At the date hereof, futures contracts (and options thereon) can be purchased and sold with respect to U.S. Treasury notes and GNMA certificates on the Chicago Board of Trade and with respect to U.S. Treasury bills on the International Monetary Market at the Chicago Mercantile Exchange. Options directly on debt securities are currently traded on the Chicago Board Options Exchange and the American Stock Exchange.

Futures Contracts. A futures contract creates a binding obligation on the purchaser (the “long”) to accept delivery, and the seller (the “short”) to make delivery, of the face amount of the security underlying the futures contract in a stated delivery month, at a price fixed in the contract or to make a cash settlement in lieu of actual delivery. A majority of transactions in futures contracts, however, do not result in actual delivery of the underlying security, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts are traded only on commodity exchanges -- known as “contract markets” -- approved for such trading by the Commodity Futures Trading Commission (“CFTC”). Transactions in futures contracts must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that the total cash value reflected by the futures contract is not paid. Instead, an amount of cash or securities acceptable to each Fund’s FCM and the relevant contract market, which varies, but may be 5% or less of the contract amount, must be deposited with the FCM. This amount is known as “initial margin,” and represents a “good faith” deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent payments to and from the FCM, known as “maintenance” or “variation” margin, are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the futures contract more or less valuable, a process known as “marking to the market.” Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the FCM, and the Fund realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

Each Fund will deal only in standardized contracts on recognized exchanges. The clearing members of an exchange’s clearing corporation guarantee the performance of their futures contracts through the clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

Options on Futures Contracts. An option on a futures contract gives the purchaser (known as the “holder”) the right, but not the obligation, to enter into a long position in the underlying futures contract (i.e., purchase the futures contract), in the case of a “call” option, or to enter into a short position (i.e., sell the futures contract), in the case of a “put” option, at a fixed price (the “exercise” or “strike” price) up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the “premium.” The maximum amount of risk the purchaser of the option assumes is equal to the premium, the transaction costs and the unrealized profits, if any, although this entire amount may be lost. Upon exercise of the option by the holder, the contract market clearing corporation establishes a corresponding short position for the seller, or “writer” of the option in the case of a call option, or a corresponding long position in the case of a put option, at the strike price. In the event that an option is exercised, the holder will be subject to all the risks associated with the trading of futures contracts. An option becomes worthless when it expires.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the holder of the option may be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts, which are described on page 12.

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A position in an option may be terminated by the purchaser or seller prior to its expiration by effecting a closing purchase or sale transaction, which requires the purchase or writing of an option of the same series (i.e., the same exercise price and expiration date) as the option previously written or purchased. The premium received from the holder on the closing transaction may be more or less than the premium paid for the option, resulting in a gain or loss on the transactions.

Exercise prices of options are set at specified intervals in relation to the price of the underlying futures contract by the exchange on which they are traded. Exercise prices are initially established when a new expiration cycle commences and additional exercise prices may subsequently be introduced as the futures contract price fluctuates. The expiration of an option is generally based on the expiration of the underlying futures contract.

The holder of an option exercises it by notifying his broker of his intention to exercise. The broker tenders the exercise notice to the clearing house of the applicable exchange which assigns the notice on a random basis to a broker with a customer who has written and outstanding an option of the same series. That broker then assigns the exercise notice to such customer, generally on a random basis, and the customer is then obligated to enter into the underlying futures contract upon exercise. At that time, the contract market clearing house establishes appropriate long and short futures positions for the holder and writer. A corresponding short position for the writer would be established in the case of a call option, or a corresponding long position would be established in the case of a put option. The parties will then be subject to initial and variation margin requirements with respect to the underlying futures contract. By interposing itself between options writers and purchasers, the clearing house in effect guarantees the performance of the other side to each option purchased or sold.

Options on Debt Securities. An option on a U.S. Government security gives the holder the right, but not the obligation, to purchase the underlying security, in the case of a call option, or to sell the underlying security, in the case of a put option, at the specified strike price up to a stated expiration date. The holder pays a non-refundable premium upon purchasing the option. The maximum amount of risk assumed by the holder is equal to the premium, transaction costs and unrealized profits, if any, although this entire amount may be lost. Upon exercise of the option, the holder purchases or sells the underlying security at the strike price. Options on debt instruments to be traded by the Fund are traded on national securities exchanges regulated by the Securities and Exchange Commission. The Options Clearing Corporation is interposed between the clearing members which are the parties to each such option, thereby assuring the performance of the parties.

If a liquid market exists, a position in an option may be terminated by the purchaser or seller prior to expiration by entering into an offsetting purchase or sale transaction in an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or written. The premium paid or received by the trader on the closing transaction may be more or less than the premium paid or received for the option, resulting in a gain or loss on the transaction. If an option is not exercised, it expires worthless to the holder.

Exercise prices of options are set at specified intervals in relation to the price of the underlying security by the exchange on which they are traded. Exercise prices are initially established when a new expiration cycle commences and additional exercise prices may subsequently be introduced as the price of the security fluctuates.

The holder of an option exercises it by notifying his broker of his intention to exercise. The broker tenders the exercise notice to the clearing house, which assigns the notice on a random basis to a broker with a customer who has written and outstanding an option of the same series. That broker then assigns the exercise notice to its customer, generally on a random basis. As a call or put writer, the customer is obligated to sell or purchase the underlying security.

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APPENDIX B

DESCRIPTION OF CORPORATE BOND RATINGS

Ratings of Corporate Bonds

Description of Corporate Bond Ratings of Moody’s Investors Service, Inc.:

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa	Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B	Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	Bonds which are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its rating category.

Description of Corporate Bond Ratings of Standard & Poor’s Ratings Group:

AAA	Bonds rated AAA have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

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A	Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB	Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB B CCC CC	Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C	The C rating is reserved for income bonds on which no interest is being paid.
D	Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.
NR	Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of bond as a matter of policy.

Plus (+) or Minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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PART C. OTHER INFORMATION

ITEM 23. Exhibits
Exhibit Number			Description
1		—	Articles of Incorporation of Registrant.
2		—	By-Laws of the Registrant.
3	(a)	—	Portions of the Articles of Incorporation and By-Laws of the Registrant defining the rights of holders of shares of common stock of the Registrant.(a)
4		—	Not Applicable.
5		—	Distribution Agreement between the Registrant and Mercury Funds Distributor, a division of Princeton Funds Distributor, Inc. (the “Distributor”) (including Form of Selected Dealers Agreement).*
6		—	None.
7		—	Custody Agreement between the Registrant and State Street Bank and Trust Company.*
8	(a)	—	Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and Financial Data Services, Inc.*
	(b)	—	License Agreement between Mercury Asset Management International Ltd., Mercury Asset Management Group Ltd. and the Registrant relating to Registrant’s use of Mercury name.*
9		—	Opinion of Clifford Chance Rogers & Wells LLP, counsel for the Registrant.*
10		—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
11		—	None
12		—	Certificate of Fund Asset Management, L.P.*
13	(a)	—	Form of Class A Distribution Plan of the Registrant and Class B Distribution Plan Sub-Agreement.*
	(b)	—	Form of Class B Distribution Plan of the Registrant and Class C Distribution Plan Sub-Agreement.*
	(c)	—	Form of Class C Distribution Plan of the Registrant and Class D Distribution Plan Sub-Agreement.*
14		—	Not applicable.
15		—	Rule 18f-3 Plan.*

(a)	Reference is made to Article II, Article IV, Article V (sections 2, 3, 4, 6, 7 and 8), Article VI, Article VII and Article IX of the Registrant’s Articles of Incorporation, filed as Exhibit (1), to this Registration Statement, and to Article II, Article III (sections 1, 3, 5, 6 and 17), Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant’s By-Laws filed as Exhibit (2) to the Registration Statement.
*	To be filed by amendment.

Item 24. Persons controlled by or under common control with registrant.

The Registrant owns beneficial interests in Master U.S. High Yield Trust. The remainder of the beneficial interests of the Trust are owned by Merrill Lynch U.S. High Yield Fund, Inc. Fund Asset Management, L.P. (the “Investment Adviser” or “FAM”) owns 100% of the shares of common stock of the Registrant. Therefore, the Registrant and the Trust are under the common control of the Investment Adviser.

Item 25. Indemnification.

Reference is made to Article VI of the Registrant’s Articles of Incorporation, Article VI of the Registrant’s By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class I, Class A, Class B and Class C Distribution Agreements.

Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940, as amended (the “1940 Act”), may be concerned, Article VI of the Registrant’s By-Laws provides that such payments will be made only on the following conditions: (i) advances may be made only on receipt of a written affirmation of such person’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any such advance if it is ultimately determined that the standard of conduct has not been met; and (ii) (a) such promise must be secured by a security for the undertaking in form and amount acceptable to the Registrant, (b) the Registrant is insured against losses arising by receipt by the

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advance, or (c) a majority of a quorum of the Registrant’s disinterested non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that at the time the advance is proposed to be made, there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

In Section 9 of the Class I, Class A, Class B and Class C Shares Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser.

The Investment Adviser, acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Master Focus Twenty Trust, Master Large Cap Series Trust, Master Premier Growth Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund V, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund V, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Insured Fund III, Inc., MuniHoldings Insured Fund IV, Inc., MuniHoldings Michigan Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund IV, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and Worldwide DollarVest Fund, Inc.

Merrill Lynch Asset Management, L.P. (“MLAM”), an affiliate of the Investment Adviser, acts as the investment adviser for the following open-end registered investment companies: Master Global Financial Services Trust, Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income

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Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of FAM, MLAM, Princeton Services, Inc. (“Princeton Services”) and Princeton Administrators, L.P. (“Princeton Administrators”) is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Princeton Funds Distributor, Inc. (“PFD”) and of Mercury Funds Distributor (“MFD”) is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Merrill Lynch & Co., Inc. (“ML & Co.”) is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund’s transfer agent, Financial Data Services, Inc. (“FDS”), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since February 1, 1998 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this Item 26, and Messrs. Doll, Giordano and Monagle are officers of one or more of such companies.
Name	Position(s) with the Investment Adviser	Other Substantial Business, Profession, Vocation or Employment
ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of MLAM

Princeton Services	General Partner	General Partner of MLAM

Jeffrey M. Peek	President	President of MLAM; President and Director of Princeton Services; Executive Vice President of ML & Co.; Managing Director and Co-Head of the Investment Banking Division of Merrill Lynch (in 1997)

Terry K. Glenn	Executive Vice President	Executive Vice President of MLAM; Executive Vice President and Director of Princeton Services; President and Director of PFD; Director of FDS; President of Princeton Administrators

Gregory A. Bundy	Chief Operating Officer and Managing Director	Chief Operating Officer and Managing Director of MLAM; Chief Operating Officer and Managing Director of Princeton Services; Co-CEO of Merrill Lynch Australia from 1997 to 1999

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Name	Position(s) with the Investment Adviser	Other Substantial Business, Profession, Vocation or Employment
Donald C. Burke	Senior Vice President and Treasurer and Director of Taxation

Senior Vice President and Treasurer of MLAM; Senior Vice President and Treasurer of Princeton Services; Vice President of PFD; First Vice President of MLAM from 1997 to 1999; Vice President of MLAM from 1990 to 1997

Michael G. Clark	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services; Director and Treasurer of PFD; First Vice President of MLAM from 1997 to 1999; Vice President of MLAM from 1996 to 1997

Robert C. Doll, Jr.	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999

Linda L. Federici	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services

Vincent R. Giordano	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services

Michael J. Hennewinkel	Senior Vice President, Secretary and General Counsel	Senior Vice President, Secretary and General Counsel of MLAM; Senior Vice President of Princeton Services

Philip L. Kirstein	Senior Vice President	Senior Vice President of MLAM; Senior Vice President, Director and Secretary of Princeton Services

Debra W. Landsman-Yaros	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services; Vice President of PFD

Stephen M.M. Miller	Senior Vice President	Executive Vice President of Princeton Administrators; Senior Vice President of Princeton Services

Joseph T. Monagle, Jr.	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services

Brian A. Murdock	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services

Gregory D. Upah	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services

Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”) acts as sub-adviser for the following registered investment companies: The Corporate Fund Accumulation Program, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 2000, Inc., Master Large Cap Series Trust, Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc.,, Merrill Lynch Convertible Fund, Inc., Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Developing Capital Markets, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc., Merrill Lynch Senior Floating Rate Fund II, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill

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Lynch World Income Fund, Inc., The Municipal Fund Accumulation Program, Inc. and Worldwide DollarVest Fund, Inc. The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England.

Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since July 1, 1998, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Glenn and Burke are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 26:
Name	Position(s) with MLAM U.K.	Other Substantial Business, Profession, Vocation or Employment
Terry K. Glenn	Chairman and Director	Executive Vice President of MLAM and FAM; Executive Vice President and Director of Princeton Services; President and Director of PFD; President of Princeton Administrators, L.P.

Nicholas C. D. Hall	President	Director of Mercury Asset Management Ltd. and the Institutional Liquidity Fund PLC; First Vice President and General Counsel for Merrill Lynch Mercury Asset Management

James T. Stratford	Alternate Director	Director of Mercury Asset Management Group Ltd.; Head of Compliance, Merrill Lynch Mercury Asset Management

Donald C. Burke	Treasurer

Senior Vice President and Treasurer of and MLAM and FAM; Director of Taxation of MLAM; Senior Vice President and Treasurer of Princeton Services; Vice President of PFD; First Vice President of MLAM from 1997 to 1999; Vice President of MLAM from 1990 to 1997

Carol Ann Langham	Company Secretary	None

Debra Anne Searle	Assistant Company Secretary	None

Item 27. Principal Underwriters.

(a) MFD, a division of PFD, acts as the principal underwriter for the Registrant and for each of the following open-end registered investment companies: Mercury Global Balanced Fund of Mercury Asset Management Funds, Inc.; Mercury Gold and Mining Fund of Mercury Asset Management Funds, Inc.; Mercury International Fund of Mercury Asset Management Funds, Inc.; Mercury Large Cap Series Funds, Inc.; Mercury U.S. Large Cap Fund of Mercury Asset Management Funds, Inc.; Mercury U.S. Small Cap Growth Fund of Mercury Asset Management Funds, Inc.; Mercury Pan-European Growth Fund of Mercury Asset Management Funds, Inc.; Summit Cash Reserves Fund of Financial Institutions Series Trust; Mercury V.I. U.S. Large Cap Fund of Mercury Asset Management V.I. Funds, Inc. A separate division of PFD acts as the principal underwriter of a number of other investment companies.

     (b) Set forth below is information concerning each director and officer of PFD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts
02111-2665.

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Name	Position(s) and Office(s) with PFD	Position(s) and Office(s) with Registrant
Terry K. Glenn	President and Director	President and Director
Michael G. Clark	Treasurer and Director	None
Thomas J. Verage	Director	None
Robert W. Crook	Senior Vice President	None
Michael J. Brady	Vice President	None
William M. Breen	Vice President	None
Donald C. Burke	Vice President	Vice President and Treasurer
James T. Fatseas	Vice President	None
Debra W. Landsman-Yaros	Vice President	None
Michelle T. Lau	Vice President	None
Salavatore Venezia	Vice President	None
William Wasel	Vice President	None
Robert Harris	Secretary	None

(c) Not applicable.

Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536-9011), and its transfer agent, Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).

Item 29. Management Services.

Other than as set forth under the caption “Management of the Fund — Merrill Lynch Asset Management” in the Prospectus constituting Part A of the Registration Statement and under “Management of the Fund — Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 16th day of June, 2000.
MERCURY U.S. HIGH YIELD FUND, INC. (Registrant)

By: /s/ TERRY K. GLENN
(Terry K. Glenn, President and Director)

Each person whose signature appears below hereby authorizes Terry K. Glenn, Donald C. Burke or Bradley J. Lucido, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to the Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ TERRY K. GLENN (Terry K. Glenn)	President and Director (Principal Executive Officer)	June 16, 2000

/s/ DONALD C. BURKE (Donald C. Burke)	Treasurer and Director (Principal Financial and Accounting Officer)	June 16, 2000

/s/ RONALD W. FORBES (Ronald Forbes)	Director	June 16, 2000

/s/ CYNTHIA A. MONTGOMERY (Cynthia A. Montgomery)	Director	June 16, 2000

/s/ CHARLES C. REILLY (Charles C. Reilly)	Director	June 16, 2000

/s/ KEVIN A. RYAN (Kevin A. Ryan)	Director	June 16, 2000

ROSCOE S. SUDDARTH (Roscoe S. Suddarth)	Director	June 16, 2000

/s/ RICHARD R. WEST (Richard R. West)	Director	June 16, 2000

/s/ EDWARD D. ZINBARG	Director	June 16, 2000
(Edward D. Zinberg)

/s/ ARTHUR ZEIKEL (Arthur Zeikel)	Director	June 16, 2000

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Master U.S. High Yield Trust has duly caused this Registration Statement of Mercury U.S. High Yield Fund, Inc. to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 16th day of June, 2000.
MASTER U.S. HIGH YIELDTRUST (Registrant)

By: /s/ TERRY K. GLENN
(Terry K. Glenn, President and Trustee)

Each person whose signature appears below hereby authorizes Terry K. Glenn, Donald C. Burke or Bradley J. Lucido, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to the Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ TERRY K. GLENN (Terry K. Glenn)	President and Trustee (Principal Executive Officer)	June 16, 2000

/s/ DONALD C. BURKE (Donald C. Burke)	Vice President andTreasurer (Principal Financial and Accounting Officer)	June 16, 2000

/s/ RONALD W. FORBES (Ronald Forbes)	Trustee	June 16, 2000

/s/ CYNTHIA A. MONTGOMERY (Cynthia A. Montgomery)	Trustee	June 16, 2000

/s/ CHARLES C. REILLY (Charles C. Reilly)	Trustee	June 16, 2000

/s/ KEVIN A. RYAN (Kevin A. Ryan)	Trustee	June 16, 2000

ROSCOE S. SUDDARTH (Roscoe S. Suddarth)	Trustee	June 16, 2000

/s/ RICHARD R. WEST (Richard R. West)	Trustee	June 16, 2000

/s/ EDWARD D. ZINBARG	Trustee	June 16, 2000
(Edward D. Zinberg)

/s/ ARTHUR ZEIKEL (Arthur Zeikel)	Trustee	June 16, 2000

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EXHIBIT INDEX
Exhibit Number		Description
1	—	Articles of Incorporation of the Registrant.
2	—	By-laws of the Registrant.
10	—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.